Exhibit 10.9

BERNAL CORPORATE PARK

OFFICE LEASE

BETWEEN

THE ROBISON FAMILY TRUST DATED OCTOBER 30, 1989

(“LANDLORD”)

AND

RIMINI STREET, INC. (“TENANT”)

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TABLE OF CONTENTS

(Continued)

LIST OF EXHIBITS

EXHIBIT A	The Premises

EXHIBIT A-1	The Project

EXHIBIT B	Work Letter

EXHIBIT C	Standards for Utilities and Services

EXHIBIT D	Rules and Regulations

EXHIBIT E	Parking Rules and Regulations

EXHIBIT F	Commencement Date Memorandum

EXHIBIT G	Sublease Agreement

The exhibits attached hereto are incorporated into and made a part of this Lease.

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BERNAL CORPORATE PARK

SYCAMORE TERRACE

THIS LEASE is made as of September 1, 2006, by and between THE ROBISON FAMILY TRUST DATED OCTOBER 30, 1989 (“Landlord”), and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite Number Suite 246 (the “Premises”) outlined on the floor plan attached hereto and marked EXHIBIT A, the Premises being agreed, for the purposes of this Lease, to have an area of approximately 1,794 rentable square feet and being situated on the second floor of that certain office building located at 6601 Koll Center Parkway, Pleasanton, California (the “Building”), and part of a one building complex (the “Project”) more particularly described in EXHIBIT A-1 attached hereto. The Project contains approximately sixty nine thousand five hundred eighty eight (69,588) square feet of space.

Landlord and Tenant agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Lease is made upon the condition of such performance.

Prior to the commencing of the term of this Lease, Landlord shall cause the Premises to be improved by the Tenant Improvements described in the Work Letter marked EXHIBIT B attached hereto. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with the Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project.

ARTICLE 1

TERM

1.1 Commencement Date. The term of this Lease shall be for TWELVE (12) MONTHS unless sooner terminated as hereinafter provided, commencing on the date which is the earlier of:

(a) the date on which the Premises are Substantially Complete (as hereinafter defined); or

(b) the date that Tenant opens for business in the Premises;

(or, at Landlord’s election, upon the first day of the first full month following the earlier to occur of (a) or (b) above).

The Premises shall be deemed to be “Substantially Complete” on the earliest of the date on which: (1) Landlord files or causes to be filed with the City of Pleasanton (the “City”), if required, and delivers to Tenant an architect’s notice of substantial completion, or similar written notice that the Premises are substantially complete, (2) Tenant first occupies all or any portion of the Premises, or (3) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector or a temporary certificate of occupancy) is issued for the Premises.

1.1.1 The date that the Lease commences in accordance with this Article 1 shall be referred to herein as the “Commencement Date”. If either of the events described in Paragraph 1.1(a) or (b) occurs on the first day of a month, that date shall be the Commencement Date of this Lease.

1.1.2 On and after the Commencement Date, the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. As soon as the Commencement Date is determined, Tenant shall execute a Commencement Date Memorandum in the form attached hereto as Exhibit F acknowledging, among other things, the (a) Commencement Date, (b) scheduled termination date of this Lease and (c) Tenant’s acceptance of the Premises. The Tenant’s failure to execute the Commencement Date Memorandum shall not affect Tenant’s liability hereunder.

1.1.3 Reference in this Lease to a “Lease Year” shall mean each successive twelve month period commencing with the Commencement Date.

1.1.4 Landlord and Tenant estimate that the Commencement Date shall be September 15, 2006, but such estimate is not and shall not be deemed to be a representation or warranty by Landlord that Premises shall be ready for Tenant’s occupancy on such date.

ARTICLE 2

POSSESSION

2.1 Lease in Full Force and Effect. Tenant agrees that, if Landlord is unable to deliver possession of the Premises to Tenant on the scheduled Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event the Term of this Lease shall not commence until Landlord tenders possession of the Premises to Tenant with the Tenant Improvements substantially completed or Tenant opens for business in the Premises. If Landlord completes construction of the Tenant Improvements prior to the date scheduled Commencement Date, Landlord shall deliver possession of the Premises to Tenant upon such completion and the term of this Lease shall thereupon commence.

2.2 Acceptance by Tenant. Tenant has determined that the Premises are acceptable for Tenant’s use and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant’s use upon which Tenant has relied directly or indirectly for any purpose. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project. Tenant’s possession of the Premises during the period of time, if any, prior to the Commencement Date, shall be subject to all the provisions of this Lease and shall not advance the expiration date. Rent shall be paid for such period at the rate stated in Article 3, prorated on the basis of a thirty (30) day month, and shall be due and payable to Landlord on or before the Commencement Date.

ARTICLE 3

RENT

3.1 Rent. Tenant shall pay to Landlord, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing, the monthly base rent (the “Base Rent”) in advance, without notice, demand, offset or deduction, on the first day of each calendar month. Tenant shall pay the first month’s Base Rent on the date Tenant executes this Lease, and shall continue to pay the Base Rent on the first day of each month thereafter (subject to adjustment as hereinafter provided) as follows:

Months of Term	Base Rent/Per Month

1 – 12	$4,215.90

If the Term commences or ends on a date other than the first or last day of a month, Base Rent shall be prorated on the basis of a thirty (30) day month. Tenant shall pay Landlord the Rent (as hereinafter defined) due under this Lease without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable.

3.2 Additional Rent. In addition to the Base Rent, Tenant agrees to pay as additional rental (the “Additional Rent” and together with the Base Rent, the “Rent”) the amount of rental adjustments and all other charges required by this Lease. All sums other than the Base Rent that Tenant is obligated to pay under this Lease will be Additional Rent, whether or not such sums are designated as Additional Rent.

3.3 Late Charge and Interest. Tenant acknowledges and agrees that the late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs, processing and accounting expenses, and increased debt service (the “Delinquency Costs”). If Landlord has not received any installment of Rent when due, Tenant shall pay a late charge (the “Late Charge”) equal to ten percent (10%) of the delinquent amount. Tenant agrees that the Late Charge represents a reasonable estimate of the Delinquency Costs that will be incurred by Landlord. In addition, Tenant shall pay interest on all delinquent amounts from the date the amount was due until the date the amount is paid in full at a rate per annum (the “Applicable Interest Rate”) equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the reference rate (the “Reference Rate”) publicly announced by Bank of America, NA. (or if Bank of America, NA. ceases to exist, the largest bank then headquartered in the State of California) (the “Bank”). If the Bank discontinues use of the Reference Rate, then the term “Reference Rate” will mean the announced rate charged by the Bank, from time to time instead of the Reference Rate. Landlord and Tenant agree that it is difficult to ascertain the damage that Landlord will suffer as a result of the late payment of any Rent and that the Late Charge and interest are the best estimates of the damage that Landlord will suffer in the event of late payment. If a Late Charge becomes payable for any two (2) installments of Rent within any twelve (12) month period, then all Rent will automatically become due and payable quarterly in advance.

ARTICLE 4

RENTAL ADJUSTMENT

4.1 Rental Adjustment.

(a) For the purpose of this Lease, the following terms are defined as follows:

(i) Tenant’s Percentage. That portion of the Project occupied by Tenant divided by the total rentable square footage of the Project, which result is the following: 2.578%. If the Project is less than ninety-five percent (95%) occupied during any calendar year of the term, an adjustment shall be made in computing the Direct Expenses for such year so that Direct Expenses shall be computed as though the Project were ninety-five percent (95%) occupied.

(ii) Direct Expenses Base. The amount of annual Direct Expenses that Landlord has included in the Base Rent, which is equal to Tenant’s Percentage of the actual Direct Expenses incurred by Landlord in calendar year 2006.

(iii) Direct Expenses. The term “Direct Expenses” shall include “Taxes” (as hereinafter defined) and “Operating Expenses” (as hereinafter defined).

(A) “Taxes” means the sum of any and all real and personal property taxes and assessments (excluding those assessments described in Section 4.1(a)(iii)(C)) possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees “in-lieu” of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys, administrative and expert witness fees and costs) of challenging any of the foregoing or seeking, the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. All references to Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive the expiration or earlier termination of this Lease. In no event shall Tenant or any Tenant Party (as hereinafter defined) be entitled to file any property tax assessment appeal. Tenant’s obligations for Taxes for the last full and/or partial year(s) of the Term shall survive the expiration or early termination of the Lease.

(B) “Operating Expenses” means the total costs and expenses incurred by Landlord in the operation, maintenance, repair and management of the Project, the Common Area and the Building, including, but not limited to, (a) repairs to and maintenance of the roof (and roof membrane), skylights and exterior walls of the Building; (b) cleaning, maintenance, repair, replacement, utility costs and landscaping of the entrances, lobbies and other public areas of the Building, walkways, landscaped areas, driveways necessary for access to the Premises, parking areas (including sweeping, striping and slurry coating), and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project (the “Common Area”), common driveways, outdoor lighting, walkways, landscaping, and other costs which are allocable to the Project or the real property of which the Premises are a part including any costs under the terms of any recorded covenants affecting the real property or the Project; (c) the costs and premiums relating to the insurance maintained by Landlord with respect to the Project, including, without limitation, Landlord’s cost of any self insurance deductible or retention; (d) service and maintenance contracts for, and the repair and replacement of, the heating, ventilation and air-conditioning (HVAC) systems and elevators, if any, and maintenance, repair, replacement, monitoring and operation of the fire/life safety system, (e) service and maintenance contracts for security, cleaning, janitorial and landscaping services; (f) trash collection (g) all wage and labor costs, including fringe benefits, applicable to persons engaged in the operation, maintenance and repair of the Project as Landlord’s agents or as independent contractors; (h) capital improvements made to or capital assets acquired for the Project after the Commencement Date that (1) are intended to reduce Operating Expenses or (2) are reasonably necessary for the health and safety of the occupants of the Project or (3) are required under any and all applicable laws, statutes, codes, ordinances, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project, the Premises or the Building or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the Americans with Disabilities Act of 1990, 42 USC 12111 et seq. (the “ADA”) as the same may be amended from time to time, all Environmental Laws (as hereinafter defined), and any CC&Rs, or any corporation, committee or association formed in connection therewith, or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof (collectively, “Applicable Laws”), which capital costs, or an allocable portion thereof, shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at the Applicable Interest Rate (as hereinafter defined); and (i) any other costs incurred by Landlord related to the Project as a whole. Operating Expenses shall also include an administrative fee to Landlord for accounting and project management services relating to the Project not to exceed a market amount. Operating Expenses shall also include all costs and fees incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company, whether performed internally or through an outside management company.

(C) Tenant acknowledges that the Premises are subject to assessments levied to secure bonds sold by the City of Pleasanton pursuant to Consolidated Reassessment District 1993-1. Such Assessments shall be Landlord’s responsibility throughout the term of this Lease. Tenant hereby consents to the formation of any other districts formed for maintenance, utilities, landscaping, lighting, special service zones, fire district, water district, road extensions, traffic mitigation, sports facilities or other improvements in the Project or Bernal Corporate Park and to the re-financing of any assessment districts, provided that payment of any of the foregoing shall be Tenant’s responsibility. Tenant hereby waives any right of notice and protest in connection with the formation and continued existence of the assessment districts. Tenant shall execute all documents, including, but not limited to, petitions and formal waivers of notice and protest of formation, evidencing such consent and waiver upon request of Landlord or the City of Pleasanton.

(b) Payment of Direct Expenses.

(i) If Tenant’s Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year exceeds the Direct Expenses Base included in Tenant’s rent, then Tenant shall pay such excess as Additional Rent.

(ii) In addition, for each year after the first calendar year, or portion thereof, Tenant shall pay Tenant’s Percentage of Landlord’s estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base (the “Landlord’s Estimate”). This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord without offset or deduction, concurrently with the regular monthly Base Rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly Base Rent payments for the balance of that calendar year and shall continue until the next calendar year’s statement is rendered.

(iii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the amount of Tenant’s Percentage of Direct Expenses, the amount of Landlord’s Estimate actually paid by Tenant and the amount of the Direct Expenses Base. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due (payable on demand by Landlord) or credit any overpayment by Tenant towards the next monthly installment of Landlord’s Estimate falling due, as the case may be. For purposes of making these calculations, in no event shall Tenant’s Percentage of the Direct Expenses be deemed to be less than the Direct Expenses Base.

(c) Tenant’s obligation to pay Tenant’s Percentage of Direct Expenses shall survive the expiration or termination of this Lease. Tenant’s Percentage of Direct Expenses shall be paid by Tenant when due even though the Term has expired and/or Tenant has vacated the Premises, when the final determination is made of Tenant’s Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.

ARTICLE 5

SECURITY DEPOSIT

Upon execution of this Lease, Tenant shall deposit with Landlord the sum of Four Thousand Two Hundred Fifteen and 90/100 Dollars ($4,215.90) (the “Security Deposit”). The Security Deposit shall be held by Landlord as security for the full and faithful performance by Tenant of all of Tenant’s obligations hereunder. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant’s failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform all of its obligations under this Lease, and if Tenant is not in default under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interests hereunder) after the expiration of the Term and after Landlord after such time as any amount due from Tenant in accordance with Article 4 hereof has been determined and paid in full. Tenant hereby waives the benefit of California Civil Code Section 1950.7 with regards to such Security Deposit, it being agreed and understood that Landlord shall have the right, upon an Event of Default, to apply the Security Deposit to satisfy the payment of future rent obligations.

ARTICLE 6

USE

Tenant shall use the Premises for general office use consistent with the character of a first class office building and shall not use or permit the Premises to be used for any other purpose without Landlord’s prior written consent. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.: Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant acknowledges that Landlord has recorded covenants, conditions and restrictions against the Premises on February 18, 1987 as Instrument Number 87/046032 in the Official Records of Alameda County, as amended by that certain First Amendment to Declaration of Covenants, Conditions and Restrictions of Koll Center Pleasanton on October 5, 1993 as Instrument Number 93366552, as further amended by that certain Second Amendment to Declaration of Easement and Maintenance Agreement on July 31, 1997 as Instrument Number 97191415, as further amended by that certain Third Amendment to Declaration of Covenants, Conditions and Restrictions on November 17, 2000 as Instrument Number 2000341937, as further amended by that certain Fourth Amendment to Declaration of Covenants, Conditions and Restrictions on August 17, 2000 as Instrument Number 2000341939 (as amended, the “CC&Rs”). Tenant’s use of the Premises shall be subject to and Tenant shall comply with the CC&Rs, as the same may be amended from time to time, and all Applicable Laws. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters. Tenant’s use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant’s use of the Premises shall be subject to such guidelines as may from time to time be prepared by Landlord or the Bernal Corporate Park Owner’s Association in their sole discretion. Tenant acknowledges that governmental entities with jurisdiction over the Premises may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant’s use of the Premises shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Tenant, at its sole cost, shall comply with any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the Common Area or the Project (“Environmental Laws”). If Tenant does store, use or dispose of any “Hazardous Materials” (as hereinafter defined), Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. As used herein, “Hazardous Materials” means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof, whether solid, semi solid, liquid or gaseous, which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, tobacco smoke, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the Environmental Protection Agency’s “Refrigerant Recycling Rule,” as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects.

ARTICLE 7

NOTICES

Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Project, or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenant’s address for notice purposes.

ARTICLE 8

BROKERS

Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Colliers International, whose commission shall be payable by Landlord. Tenant warrants that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

ARTICLE 9

HOLDING OVER; SURRENDER

9.1 Holding Over. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall, at Landlord’s option, constitute a month-to-month tenancy, at a rent equal to two hundred percent (200%) of the greater of (a) the then fair market value of the base rent for the Premises as determined by Landlord and (b) the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. The provisions of this Section 9.1 shall not be construed as Landlord’s permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant’s failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys’ fees and brokerage commissions.

9.2 Surrender. Upon the termination of this Lease or Tenant’s right to possession of the Premises, Tenant will surrender the Premises broom clean, together with all keys, in good condition and repair, reasonable wear and tear excepted. Tenant shall patch and fill all holes within the Premises. Tenant shall also remove all alterations or improvements made by it, or made by Landlord at Tenant’s request or direction, to the Premises (which removal shall include restoration if and to the extent necessary to return the Premises to its condition at the Commencement Date, reasonable wear and tear excluded), excluding the Tenant Improvements, unless requested not to do so by Landlord. In no event may Tenant remove from the Premises any mechanical or electrical systems or any wiring or any other aspect of any systems within the Premises. Conditions existing because of Tenant’s failure to perform maintenance, repairs or replacements shall not be deemed “reasonable wear and tear.”

ARTICLE 10

TAXES ON TENANT’S PROPERTY

(a) Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

(b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord’s “Project Standard,” in other space in the Project are assessed, then the real property taxes and assessment levied against the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 10(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord’s Project Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

ARTICLE 11

CONDITION OF PREMISES

Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant’s business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were in satisfactory condition at such time.

ARTICLE 12

ALTERATIONS

(a) Tenant shall make no alterations, additions or improvements in or to the Premises, without Landlord’s prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with Landlord’s free access to mechanical installations or service facilities of the Building or Project or interfere with the moving of Landlord’s equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices, and boards having jurisdiction, and in full compliance with the rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant’s own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic’s lien filed against the Premises or against the Building or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wall-covering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair all damage resulting from such removal or, at Landlord’s option, shall pay to Landlord all costs arising from such removal.

(b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys’ fees and storage charges on such effects for any length of time that the same shall be in Landlord’s possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

ARTICLE 13

REPAIRS

13.1 Tenant. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant, at Tenant’s sole cost and expense, shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed, at Tenant’s sole cost and expense, make all repairs to the Premises and every part thereof, including, without limitation, Tenant’s trade fixtures, installations, equipment and other personal property items within the Premises. All such repairs, maintenance and replacements by Tenant shall be performed in a good and workmanlike manner. Tenant shall, upon the expiration or sooner termination of the Term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Tenant acknowledges, agrees and affirms that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project. Without limiting the foregoing, Tenant shall, at Tenant’s sole expense, be responsible for repairing any area damaged by Tenant, Tenant’s agents, employees, invitees and visitors. All repairs and replacements by Tenant shall be made and performed: (a) at Tenant’s cost and expense and at such time and in such manner as Landlord may reasonably designate, (b) by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, (c) so that same shall be at least equal in quality, value and utility to the original work or installation, (d) in a manner and using equipment and materials that will not interfere with or impair the operations, use or occupation of the Building or any of the mechanical, electrical, plumbing or other systems in the Building or the Project, and (e) in accordance with the Rules and Regulations attached hereto as EXHIBIT D and all Applicable Laws. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in accordance with the obligations under the Lease, Landlord shall have the right, but not the obligation, to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant’s sole cost and expense (including a sum for overhead to Landlord equal to ten percent (10%) of the cost of the maintenance, repairs or refurbishing). Tenant shall maintain written records of maintenance and repairs, as required by any Applicable Law, and shall use certified technicians to perform such maintenance and repairs, as so required. Tenant shall promptly deliver to Landlord full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises.

13.2 Landlord. Anything contained in Section 13.1 above to the contrary notwithstanding, as items of Operating Expenses, Landlord shall repair and maintain the structural portions of the Building, including the foundations and roof structure. Landlord shall repair and maintain the basic plumbing, elevators, life safety systems and other building systems, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and perform roof repair and maintenance to the Premises. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Building or to mechanical equipment within the Building performed by, or on behalf of, Tenant or to special equipment or systems installed by, or on behalf of, Tenant, (ii) the installation, use or operation of Tenant’s property, fixtures and equipment, (iii) the moving of Tenant’s property in or out of the Building or in and about the Premises, (iv) Tenant’s use or occupancy of the Premises in violation of Section 6 of this Lease or in a manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant or any employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants of Tenant (individually, a “Tenant Party” and collectively, “Tenant’s Parties”), (vi) fire and other casualty, except as provided by Section 21 of this Lease or (vii) condemnation, except as provided in Section 22 of this Lease. Landlord shall have no” obligation to make repairs under this Section 13.2 until a reasonable time after (a) Landlord first becomes aware of the need for such repairs, or (b) receipt of written notice from Tenant of the need for such repairs, whichever is earlier. There shall be no abatement of Rent during the performance of such work. Except for the initial Tenant Improvements, if any, provided for in the Work Letter, Landlord shall have no obligation during the Term of this Lease to remodel, repair, improve, decorate or paint any part of the Premises or to clean, repair or replace carpeting or window coverings. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant’s use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any Applicable Laws including without limitation Sections 1941 and 1942 of the California Civil Code.

ARTICLE 14

LIENS

Tenant shall not permit any mechanic’s, materialmen’s or other liens to be filed against the Building or Project, nor against Tenant’s leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

ARTICLE 15

ENTRY BY LANDLORD AND RESERVED RIGHTS OF LANDLORD

Landlord shall at any and all times have the right to enter the Premises for any lawful reason and/or to undertake the following, without limitation: to inspect the Premises; to supply janitorial service and any service to be provided by Landlord to Tenant hereunder; to show the Premises to prospective purchasers or tenants; to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building or Project; to install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment or other facilities in the Common Areas or the Building or Project; to grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions affecting the Project and/or amendments to existing CC&Rs which do not unreasonably interfere with Tenant’s use of the Premises; change the name of the Building or Project; affix reasonable signs and displays; and, during the last nine (9) months of the Term, place signs for the rental of and show the Premises to prospective tenants, all without being deemed guilty of any eviction of Tenant and without abatement of Rent. Landlord may, in order to carry out any of the foregoing purposes, erect scaffolding and other necessary structures where required by the character of the work to be performed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

ARTICLE 16

UTILITIES AND SERVICES

Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT C, subject to the conditions and in accordance with the standards set forth therein. Landlord’s failure to furnish any of the foregoing items when such failure is caused by:

(i) Accident, breakage, or repairs,

(ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

(iii) Governmental regulation, moratorium or other governmental action,

(iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by

(v) Any other cause beyond Landlord’s reasonable control,

shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

ARTICLE 17

BANKRUPTCY

If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty days from the date thereof, or if a receiver or trustee shall be appointed of Tenant’s property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty days after the entry thereof, or if Tenant shall assign Tenant’s estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Article 23 hereof Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Article 17.

ARTICLE 18

INDEMNIFICATION

Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and Landlord’s affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys’ fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) any default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or (b) Tenant’s use of the Premises, the conduct of Tenant’s business or any activity, work or things done, permitted or suffered by Tenant or any Tenant Party in or about the Premises, the Building, the Common Area or other portions of the Project. The foregoing indemnity obligation shall include, without limitation, any claim by any Tenant Party for any injury or illness caused or alleged to be caused in whole or in part by any furniture, carpeting, draperies, stoves or any other materials on the Premises. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever. The obligations of Tenant under this Article 18 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

ARTICLE 19

DAMAGE TO TENANT’S PROPERTY

Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or from any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any damage caused by latent defect in the Premises or in the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project or of defects therein or in the fixtures or equipment.

ARTICLE 20

TENANT’S INSURANCE

(a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

(i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage (“All-Risk”) and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant’s expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant improvements installed by Landlord), and any other personal property in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant’s earnings attributable to Tenant’s inability to use fully or obtain access to the Premises or Project in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

(ii) Commercial General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $5,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, independent contractors, contractual liability (covering the Indemnity contained in Section 18 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a cross liability provision, and (3) contain a provision that “the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord.”

(iii) Workers’ Compensation and Employer’s Liability insurance (as required by state law).

(iv) Rental loss insurance in an amount equal to all unpaid Rent which would be due for a period of eighteen (18) months under the Lease. The amount of such rental loss insurance shall be increased from time to time during the Term as and when the Rent increases (including estimated increases in Additional Rent as reasonably determined by Landlord).

(v) Tenant shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all peril commonly insured against by prudent lessees in the business of Tenant or attributable to prevention of access to the Premises as a result of such perils.

(vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself

(b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of “A” and a Financial Rating of “X” or better, as set forth in the most current issue of Bests Insurance Guide. Within ten (10) days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or “binders” thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed. All insurance policies required to be carried by Tenant covering the Premises, including but not limited to contents, fire, and casualty insurance, shall to the extent permitted by law expressly waive any right on the part of the insurer against the Landlord. The failure of any insurance policy to include such waiver clause or endorsement shall not affect the validity of this Lease.

ARTICLE 21

DAMAGE OR DESTRUCTION

21.1 Casualty. If the Premises or Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or (c) in more than one hundred eighty (180) days, in each case after the date of the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed.

21.1.1 Less Than 90 Days. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed within ninety (90) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, this Lease shall not terminate and, provided that insurance proceeds are available to pay for the full repair of all damage, Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace Tenant’s Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord’s repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy.

21.1.2 Greater Than 90 Days. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed in more than ninety (90) days but in less than one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Base Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available to pay for the full repair of all damage (except that Landlord shall not be required to rebuild, repair or replace Tenant’s Property). If Tenant is required to vacate all or a portion of the Premises during Landlord’s repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed (such period to be extended for delays caused by Tenant or because of any items of Force Majeure (as hereinafter defined), and

Tenant has not reoccupied the Premises, Tenant shall have the right, as Tenant’s exclusive remedy, within ten (10) days after the expiration of such one hundred eighty (180) day period, and provided that such repairs have not been substantially completed within such ten (10) day period, to terminate this Lease by delivering written notice to Landlord as Tenant’s exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate thirty (30) days after Landlord’s receipt of such notice.

21.1.3 Greater Than 180 Days. If the Premises or Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall commence and prosecute to completion the repairs to the Building or Premises, provided insurance proceeds are available to pay for the repair of all damage (except that Landlord shall not be required to rebuild, repair or replace Tenant’s Property). If Tenant is required to vacate all or a portion of the Premises during Landlord’s repair thereof, the Base Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy.

21.1.4 Casualty During the Last Year of the Lease Term. Notwithstanding any other provisions hereof, if the Premises or the Building shall be damaged within the last year of the Lease Term, and if the cost to repair or reconstruct the portion of the Building or the Premises which was damaged or destroyed shall exceed $10,000, then, irrespective of the time necessary to complete such repair or reconstruction, Landlord shall have the right, in its sole and absolute discretion, to terminate the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises. The foregoing right shall be in addition to any other right and option of Landlord under this Article 21.

21.2 Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord Tenant’s share of any deductible or retention amount payable under the property insurance for the Building. In the event that the Premises or any portion of the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord’s option, in Landlord’s sole and absolute discretion, either (i) to repair such damage as soon as reasonably possible at Landlord’s expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord’s intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant’s commitment to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, and Landlord shall make such repairs as soon as reasonably possible subject to the following conditions: Tenant shall deposit with Landlord

Landlord’s estimated cost of such repairs not later than five (5) business days prior to Landlord’s commencement of the repair work. If the cost of such repairs exceeds the amount deposited, Tenant shall reimburse Landlord for such excess cost within ten (10) business days after receipt of an invoice from Landlord. Any amount deposited by Tenant in excess of the cost of such repairs shall be refunded within thirty (30) days of Landlord’s final payment to Landlord’s contractor. If Tenant does not give such notice within the ten (10) day period, or fails to make such deposit as required, Landlord shall have the right, in Landlord’s sole and absolute discretion, to immediately terminate this Lease to be effective as of the date of the occurrence of the damage.

21.3 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law, including without limitation any rights granted under Section 1932, subdivision 2, and Section 1933, of the California Civil Code.

ARTICLE 22

EMINENT DOMAIN

22.1 Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose (“Condemned”), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

22.2 Partial Condemnation. If any portion of the Premises or the Building is Condemned and such partial condemnation materially impairs Tenant’s ability to use the Premises for Tenant’s business as reasonably determined by Landlord, Landlord shall have the option in Landlord’s sole and absolute discretion of either (i) relocating Tenant to comparable space within the Project or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant’s ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or order of immediate possession Rent shall be adjusted as reasonably determined by Landlord.

22.3 Award. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant’s merchandise, furniture, fixtures, leasehold improvements and equipment to a new location. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment. Tenant hereby waives the effect of Sections 1265.120 and 1265.130 of the California Code of Civil Procedure.

22.4 Temporary Condemnation. In the event of a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord’s property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

ARTICLE 23

DEFAULTS AND REMEDIES

23.1 Event of Default. The occurrence of any one or more of the following events shall constitute a default (an “Event of Default”) hereunder by Tenant:

(i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer.

(ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due.

(iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Section 23.1(a)(i) or (ii) above.

(iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease where such seizure is not discharged within thirty days.

(v) The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord’s lender pursuant to this Lease.

(vi) The occurrence of an Event of Default set forth in any of the foregoing clauses (iv) or (v) with respect to any guarantor of this Lease, if applicable.

(vii) At the option of Landlord, in its sole and absolute discretion, if Tenant occupies any other space in the Project (the “Other Premises”, provided that the Premises and the Other Premises are both owned by Landlord at the time of the default), whether by lease, sublease or assignment (in any case, an “Occupancy Agreement”), the occurrence of an Event of Default hereunder shall also be a default or event of default under the Occupancy Agreement and a default or event of default under such Occupancy Agreement shall be an Event of Default hereunder.

(viii) Any failure of Tenant or any guarantor of this Lease to comply with the terms of Section 49(b) hereof.

23.2 Remedies.

23.2.1 Termination. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant (which notice shall be in lieu of any notice required by California Code of Civil Procedure Section 1161, et seq.) and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

23.2.2 Repossession. Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord’s sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

23.2.3 Unpaid Rent/Sums Expended by Landlord. Landlord shall have all the rights and remedies of a landlord provided by Applicable Law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, (d) all unamortized free rent, if any, (e) any and all unamortized sums expended by Landlord for tenant improvements and leasing commissions, and (f) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant’s default. The phrase “worth, at the time of award,” as used in (a) and (b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). The items referenced in (d) and (e) shall be amortized on a straight line basis over the length of the Term of this Lease.

23.2.4 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession; and Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the remedy described in California Civil Code Section 1951.4 (“lessor” may continue the Lease in effect after “lessee’s” breach and abandonment and recover Rent as it becomes due, if

“lessee” has the right to sublet or assign, subject only to reasonable limitations) to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant’s account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers’ commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord’s interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Additional Rent; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Additional Rent under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord’s reasonable costs in so doing, including without limitation attorney’s fees and costs, with interest at the Applicable Interest Rate from the date of such expenditure. Landlord shall have no duty to relet the Premises so long as it has other unleased space available in the Project.

23.2.5 Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue other remedies.

ARTICLE 24

ASSIGNMENT AND SUBLETTING

24.1 Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord’s prior written consent. Any sublease shall be in the form of sublease attached hereto as EXHIBIT G. Any assignment, encumbrance or sublease without Landlord’s prior written consent shall be voidable, at Landlord’s election, and shall constitute a default and at the option of the Landlord shall result in a termination of this Lease. No consent to assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this section. Tenant shall notify Landlord in writing of Tenant’s intent to sublease, encumber or assign this Lease and Landlord shall, within thirty (30) days of receipt of such written notice, elect one of the following:

(a) Consent to such proposed assignment, encumbrance or sublease;

(b) Refuse such consent, which refusal shall be on reasonable grounds; or

(c) Recapture the entire Premises, or at Lender’s election, such part as Tenant desires to sublease or assign, in the sole and absolute discretion of Landlord.

In the event Landlord consents to an assignment or sublease in accordance with this Lease, the Base Rent per month under this Lease shall be increased to the fair market value as reasonably determined by Landlord, to be effective on the effective date of such assignment or sublease; provided that in no event shall the amount of Base Rent be lower than the amount of Base Rent Tenant is then paying under the Lease.

24.2 As a condition for granting its consent to any assignment, encumbrance or sublease, sixty (60) days prior to any anticipated assignment or sublease Tenant shall give Landlord and Landlord’s lender written notice (the “Assignment Notice”), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee.

24.3 The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. Regardless of whether or not Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord all of Landlord’s attorneys’ fees and administrative costs incurred in connection with evaluating the Assignment Notice immediately upon demand. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

24.4 As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. The assignment, sale or transfer of a twenty-five (25%) interest in Tenant shall be deemed an assignment requiring Landlord’s consent hereunder. Notwithstanding the foregoing, Landlord shall consent to the assignment, sale or transfer if the Assignment Notice states that Tenant desires to assign the Lease to any entity into which Tenant is merged, with which Tenant is consolidated or which acquires all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant: (1) at the commencement of this Lease or (2) immediately before such assignment; whichever is greater.

24.5 Except as provided above, Landlord’s consent to any sublease shall not be unreasonably withheld. A condition to such consent shall be delivery by Tenant to Landlord of a true copy of the sublease substantially in the form attached hereto as EXHIBIT G. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder (as such Rent is adjusted pursuant to Section 24.1), or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as Additional Rent hereunder fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord’s waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this lease. For the purpose of this section, the Rent for each square foot of floor space in the Premises shall be deemed equal.

ARTICLE 25

SUBORDINATION; MORTGAGEE PROTECTION

25.1 Subordination. This Lease shall be subject and subordinate to all ground leases, master leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord’s interest therein, the CC&Rs and all amendments thereto, all without the necessity of Tenant’s executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord’s request whatever documentation that may reasonably be required to further effect the provisions of this section including, without limitation, a Subordination, Nondisturbance and Attornment Agreement in such form as may be required by Landlord’s lender. Should any holder of a mortgage or deed of trust request that this Lease and Tenant’s rights hereunder be made superior, rather than subordinate, to the mortgage or deed of trust, then Tenant will, within ten (10) days after written request, execute and deliver such agreement as may be required by such holder in order to effectuate and evidence such superiority of the Lease to the mortgage or deed of trust.

25.2 Attornment. Tenant hereby agrees that Tenant will recognize as its landlord under this Lease and shall attorn to any person succeeding to the interest of Landlord in respect of the land and the buildings governed by this Lease upon any foreclosure of any mortgage upon such land or buildings or upon the execution of any deed in lieu of foreclosure in respect to such deed of trust. If requested, Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for herein; provided, however, that no such beneficiary or successor-in-interest shall be bound by any payment of Base Rent for more than one (1) month in advance, or any amendment or modification of this Lease made without the express written consent of such beneficiary where such consent is required under applicable loan documents.

25.3 Mortgagee Protection. Tenant agrees to give Landlord’s lender or any holder of any mortgage or deed of trust secured by the Project, by registered or certified mail or nationally recognized overnight delivery service, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases or otherwise) of the address of such lender or such holder of a mortgage or deed of trust. Tenant further agrees that if Landlord shall have failed to cure such default within sixty (60) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such sixty (60) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then Landlord’s lender or the holder of any mortgage or deed of trust shall have an additional ninety (90) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of any mortgage or deed of trust has commenced within such ninety (90) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default) . Notwithstanding the foregoing, in no event shall Landlord’s lender or any holder of any mortgage or deed of trust have any obligation to cure any default of the Landlord.

ARTICLE 26

ESTOPPEL CERTIFICATE

(a) Within ten days following any written request which Landlord or Landlord’s lender may make from time to time, Tenant shall duly execute (and if required by Landlord or Landlord’s lender, have such signature acknowledged) and deliver to Landlord and Landlord’s lender; an estoppel certificate in the form then in use by Landlord or its lender. Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein.

(b) Tenant’s failure to deliver such statement within such time shall be an Event of Default hereunder and shall conclusive upon Tenant:

(i) That this Lease is in full force and effect, without modification except as may be represented by Landlord,

(ii) That there are no uncured defaults in Landlord’s performance,

(iii) That not more than one month’s rental has been paid in advance; and hereunder,

If Landlord’s lender should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will substantially, materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord’s notice, execute and deliver to Landlord the tendered Lease supplement. If Tenant fails to deliver to Landlord the tendered Lease supplement within ten (10) days after receipt of Landlord’s notice, Tenant shall be deemed to have given Landlord a power of attorney to execute such supplement on behalf of Tenant.

ARTICLE 27

SIGNAGE

Landlord shall provide for Tenant the opportunity to have Tenant’s name placed upon the Building lobby directory sign, and at Tenant’s entrance to the Premises. Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises, the Building, the Project, or Bernal Corporate Park and shall not display or erect any Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to Landlord’s written reasonable approval prior to installation. The cost of the installation of the sign, and its maintenance and removal expense, shall be at Tenant’s sole expense. If Tenant fails to maintain its sign or if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant’s expense and Tenant’s reimbursement to Landlord for such amounts shall be deemed additional rent. All signs shall comply with rules and regulations set forth by Landlord as may be modified from time to time.

ARTICLE 28

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the “Rules and Regulations,” a copy of which is attached hereto and marked EXHIBIT D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

ARTICLE 29

CONFLICT OF LAWS

This Lease shall be governed by and construed pursuant to the laws of the State of California.

ARTICLE 30

SUCCESSORS AND ASSIGNS

Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

ARTICLE 31

SURRENDER OF PREMISES

The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.

ARTICLE 32

ATTORNEYS’ FEES

(a) If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

(b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys’ fees.

ARTICLE 33

PERFORMANCE BY TENANT

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

ARTICLE 34

MORTGAGEE PROTECTION

In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

ARTICLE 35

DEFINITION OF LANDLORD

The term “Landlord”, as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord’s part of any of the terms and conditions of this Lease.

ARTICLE 36

WAIVER

The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent. Without limiting the generality of the foregoing, the acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted. Tenant agrees and acknowledges that the foregoing provides actual and sufficient knowledge to Tenant, pursuant to California Code of Civil Procedure Section 1161.1(c), that acceptance of a partial rent payment by Landlord does not constitute a waiver of any of Landlord’s rights under said Section 1161.1(c).

ARTICLE 37

IDENTIFICATION OF TENANT

If more than one person executes this Lease as Tenant:

(i) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

(ii) The term “Tenant” as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as:, if each and all of them had so acted or so given or received such notice or refund or so signed.

ARTICLE 38

PARKING

The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in EXHIBIT E attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant, its employees and invitees shall use no more than four (4) non-exclusive parking spaces per one thousand (1,000) square feet of leased space. Tenant’s use of the parking spaces shall be confined to the Project. If, in Landlord’s reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on the properties and buildings of Bernal Corporate Park, which are separate legal parcels from the Project. Tenant acknowledges that other tenants of the Project and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Project.

ARTICLE 39

TERMS AND HEADINGS

The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

ARTICLE 40

EXAMINATION OF LEASE

Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

ARTICLE 41

TIME

Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

ARTICLE 42

PRIOR AGREEMENT: AMENDMENTS

This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

ARTICLE 43

SEPARABILITY

Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

ARTICLE 44

RECORDING

Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

ARTICLE 45

CONSENTS

Unless otherwise specified herein, whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld. Tenant shall pay Landlord immediately upon demand all of Landlord’s fees and administrative costs incurred in connection with evaluating any request by Tenant (or on behalf of Tenant) for any Landlord consent.

ARTICLE 46

LIMITATION ON LIABILITY

In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

(a) The sole and exclusive remedy shall be against the Landlord’s interest in the Project;

(b) No partner, member, shareholder, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

(c) No service or process shall be made against any partner, member, shareholder, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

(d) No partner, member, shareholder, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

(e) No judgment will be taken against any partner, member, shareholder, officer, agent or employee of Landlord;

(f) Any judgment taken against any partner, member, shareholder, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro tunc;

(g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord;

(h) These covenants and agreements are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

ARTICLE 47

RIDERS

Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

ARTICLE 48

EXHIBITS

All Exhibits attached hereto are incorporated into this Lease.

ARTICLE 49

MODIFICATION FOR LENDER; FINANCIAL INFORMATION

(a) If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant’s rights hereunder.

(b) Prior to the date hereof, Tenant has delivered certain Financial Information (as hereinafter defined) to Landlord and Landlord has relied to a material extent on such financial information in agreeing to lease the Premises to Tenant. Tenant represents, warrants, certifies and covenants to Landlord that: (i) all of the financial information (other than future projections, if any) (collectively, “Financial Information”) delivered by Tenant to Landlord prior to the date hereof is true, correct and complete in all material respects as of the date of such Financial Information; (ii) the Financial Information accurately represents the financial condition of the Tenant as of the date of such Financial Information; (iii) if Tenant delivered unaudited Financial Information to Landlord, then Tenant does not have any audited financial statements for the three (3) calendar and/or fiscal years preceding the date hereof; (iv) the Financial Information was prepared using generally accepted accounting principles consistently applied; and (v) Tenant has delivered to Landlord all material information in Tenant’s possession and/or control concerning the financial condition of Tenant. Tenant shall at its own cost and expense, upon any written request by Landlord (not to exceed one (1) request every calendar quarter), deliver to Landlord true, correct and complete copies of Tenant’s then most recent Financial Information, and if available, such Financial Information delivered to Landlord shall have been audited. Any failure by Tenant to deliver its then most recent financial Information within ten (10) business days: (which shall be in lieu of any grace period set forth herein, if any) after a written request by Landlord to Tenant or if any Financial Information delivered by Tenant to Landlord is not true, correct and complete as of the date of such Financial Information shall in either case be an Event of Default by Tenant hereunder. Tenant agrees and acknowledges that notwithstanding anything to the contrary set forth in this Lease, under no circumstances shall Tenant be afforded any notice and/or cure rights with regards to any Financial Information that is not true, correct and complete in all material respects as of the date of the Financial Information. The foregoing provisions of this Section 49(b) shall also apply to any guarantor of this Lease.

ARTICLE 50

PROJECT PLANNING

If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Project, at Landlord’s sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A reflecting the location of the new space shall be attached to and become a part of this Lease. However, if the new space does not meet with Tenant’s approval, Tenant shall have the right to terminate this Lease effective thirty (30) days after written notice to Landlord, which notice shall be given within ten (10) days after receipt of Landlord’s notification.

ARTICLE 51

HAZARDOUS MATERIALS

Tenant shall not cause nor permit, nor allow any Tenant Party to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. Tenant and Tenant’s Parties shall comply with all Environmental Laws and promptly notify Landlord in writing of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition caused or exacerbated by Tenant or any Tenant Party or arising during Tenant’s or any Tenant Party’s occupancy, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase “environmental condition” shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any such environmental condition, Tenant shall promptly take any and all steps necessary to rectify the same to the satisfaction of the applicable agencies and Landlord, or shall, at Landlord’s election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord’s performing such work, based upon Landlord’s reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefore or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and Landlord’s affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, along with the successors and assigns of the foregoing, (individually and collectively, “Indemnitees”) from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or any Tenant Party’s breach of this Article 51 or (b) the presence of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant’s and/or any Tenant Party’s activities, or failure to act, in connection with the Premises. This indemnity shall include, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant’s obligation of indemnification pursuant hereto. Tenant’s obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease.

ARTICLE 52

COUNTERPARTS

This Lease may be executed in two or more fully or partially executed counterparts, any one or more of which may be executed and delivered by facsimile transmission, each of which will be deemed an original binding the signer thereof against the other signing parties, but all counterparts together will constitute one and the same instrument.

ARTICLE 53

FORCE MAJEURE

As used herein, a “Force Majeure” event shall mean any acts of God, inability to obtain labor, strikes, lockouts, lack of materials, governmental restrictions, enemy actions, civil commotion, fire, earthquake, unavoidable casualty or other similar causes beyond Landlord’s control. It is expressly agreed that Landlord shall not be obliged to settle any strike to avoid a Force Majeure event from continuing.

ARTICLE 54

WAIVER OF RIGHT TO TRIAL BY JURY

EACH PARTY TO THIS LEASE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS LEASE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HERETO HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR

BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE A REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640 TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS LEASE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:

THE ROBISON FAMILY TRUST DATED		ADDRESS
OCTOBER 30, 1989
Streamline
ROBISON FAMILY TRUST DATED		7901 Stoneridge Drive, Suite 205
OCTOBER 30, 1989		Pleasanton, CA 94588
By:	/s/ Clair Robison	925-551-7040 925-460-8201 (Facsimile)
Name:	Clair Robison
Its:	Trustee

TENANT:

RIMINI STREET, INC., a Nevada corporation		ADDRESS

By:	/s/ Thomas Shay	Prior to Commencement Date:

Its:	CTO	From and after Commencement Date:

Rimini Street, Inc.
7251 W. Lake Mead Blvd., Suite 300
Las Vegas, NV 89128

EXHIBIT A

OUTLINE OF TENANT’S FLOOR PLAN

[To be attached]

Exhibit A

EXHIBIT A-1

THE PROJECT

The land referred to in this commitment is situated in the County of ALAMEDA, State of California, and is described as follows:

All that certain real property situated in the City of Pleasanton, County of Alameda, State of California, described as follows:

PARCEL ONE:

Parcel 3, Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5 of Maps, Alameda County Records.

EXCEPTING THEREFROM that portion thereof described in the Deed recorded August 30, 1988, Series No. 88-219991, Official Records, pursuant to Lot Line Adjustment No. 87-10.

ALSO EXCEPTING THEREFROM all subsurface waters, without the right of surface entry, as described in the Quit Claim Deed to the City of Pleasanton, a municipal corporation, recorded September 10, 1987, Series N. 87-249703, Official Records.

RESERVING THEREFROM

A non-exclusive easement for ingress and egress of motor vehicles over portions of Parcel 3 of Parcel Map 4979, filed February 27, 1987, in Book 168 of Parcel Maps, pages 4 & 5, Alameda County Records, as described in the instrument entitled “Declaration of Easement and Maintenance Agreement” recorded February 25, 1991, as Instrument No. 91-51502, Alameda County Records as modified by instrument recorded April 3, 1991, Instrument No. 91-84344, Alameda County Records, February 22, 1996, Instrument No. 96-43365, Alameda County Records, July 31, 1997, Series No. 97191414, Official Records and November 17, 2000, Series 2000-341939, Official Records said easement being appurtenant to Parcels 1 and 2 of Parcel Map 7339, filed May 19, 1999, in Book 244 of Maps, Pages 52 and 53, Alameda County Records and Parcel A, Parcel Map 5388, filed October 27m 1988, Book 182 of Maps, Pages 36 and 37, Alameda County Records.

A non-exclusive easement for ingress and egress of motor vehicles over portions of Parcel 3 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5, of Maps, Alameda County Records as described in the instrument entitled “Declaration of Easement and Maintenance Agreement recorded February 25, 1991, as Series No. 91-51503, Official Records as modified by instruments recorded April 3, 1991, Series No. 91-84345, July 31, 1997, Series No. 97191413, Official Records, and November 17, 2000, Series No. 2000-341938, Official Records said easement being appurtenant to Parcels 1 and 2 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5 of Maps, Alameda County Records.

PARCEL TWO:

A non-exclusive easement for ingress and egress over and across that portion of Parcel A, Parcel Map 5388, filed October 27, 1988 in Book 182, Pages 36 and 37 of Maps, Alameda County Records,

and Parcels 1 and 2, of Parcel Map 7339, filed May 19, 1999, in Book 244 of Maps, Pages 52 and 53, Alameda County Records as described in the Declaration of Easement and Maintenance Agreement recorded February 25, 1991, Series No. 91-051502, Official Recorded modified by instruments recorded April 3, 1991, Series No. 91-84344, Official Records, February 22, 1996, Series No. 96-43365, Official Records, July 31, 1997, Series No. 97-191414, Official Records and November 17, 2000, Series No. 2000-341939, Official Records.

PARCEL THREE:

A non-exclusive easement appurtenant to Parcel One for ingress and egress of motor vehicles over portions of Parcels 1 and 2 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5 of Maps, Alameda County Records as described in the instrument entitled “Declaration of Easement and Maintenance Agreement” recorded February 25, 1991, as Series No. 91-51503, Official Records as modified by instruments recorded April 3, 1991, Series No. 91-84345, July 31, 1997, Series No. 97191413, and November 17, 2000, Series No. 2000-341938, Official Records.

PARCEL FOUR:

A non-exclusive easement for pedestrian and vehicular ingress and egress over and across those portions of Parcels 1 and 2 of Parcel Map 4979, filed February 27, 1987, in Book 168, Pages 4 and 5, of Maps, Alameda County Records, Parcels 1 and 2, Parcel Map 5568, filed October 26, 1989, in Book 187, Pages 50 and 51 of Maps, Alameda County records, Parcel A of Parcel Map 5388, filed October 27, 1988, in Book 182 of Maps, Pages 36 and 37, Alameda County Records and Parcels 1 and 2 of Parcel Map 7339, filed May 19, 1999, in Book 244 of Maps, Pages 52 and 53, Alameda County Records as described in the instrument entitled “Declaration of Reciprocal Access Easement Agreement” recorded August 16, 2001, Instrument No. 2001-305639, Alameda County Records.

Commonly known as:	6601 Koll Center Parkway
APN:	946-4557-020-03

EXHIBIT B

WORK LETTER

This work letter (“Work Letter”) shall set forth the terms and conditions relating to the construction of the tenant improvements by Landlord or Landlord’s contractor in the Premises.

A. Construction Allowance. Landlord shall, at its cost and expense: (i) paint the interior walls of the Premises, using building standard paint in a color to be designated by Tenant from the color(s) currently in use by Landlord (and if no such color is designated by Tenant within three (3) business days of the execution and delivery of this Lease, then as designated by Landlord) and (ii) professionally clean the carpets and VCT floors within the Premises (collectively, the “Tenant Improvements”).

B. Contractors. Landlord shall select such general and subcontractors as Landlord determines are appropriate in Landlord’s sole and absolute discretion for the construction of the Tenant Improvements.

C. Cooperation of Tenant. Tenant shall reasonably cooperate with Landlord in the construction and supervision of the Tenant Improvements and shall not interfere with same.

D. No Representations or Warranties. Landlord makes no representations or warranties of any kind with respect to the construction of the Tenant Improvements.

EXHIBIT C

STANDARDS FOR UTILITIES AND SERVICES

The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

As long as Tenant is not in default under any of the terms, covenants, conditions, provisions, or agreements of this Lease, Landlord shall:

(a) On Monday through Friday, except holidays, from 7 A.M. to 6 P.M. (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant’s adjustment of room thermostats or Tenant’s failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then current journeymen’s wages for air conditioning mechanics.

(b) Landlord shall furnish to Tenant after-hours heating and air conditioning at the rate of $25.00 per hour (two-hour minimum charge) for such after-hours use. If the actual cost to Landlord of providing such after-hours heating and air-conditioning increases at any time during the term of this Lease, Landlord shall have the right to increase the hourly rate charged by Landlord for such after-hours usage upon at least 10 days prior notice to Tenant. Landlord shall bill Tenant monthly for such after-hours usage and Tenant shall pay such charges to Landlord, as additional rent, within 20 days after receipt of Landlord’s statement of such charges.

(c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current sufficient for normal office use. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not installed at Tenant’s cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant’s use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenants shall not install or use or permit the installation or use of any computer, larger than personal computer, or electronic data processing equipment in the Premises, without the prior written consent of Landlord.

(d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant’s occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

(e) Provide janitor service to the Premises, provided the same are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant’s expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant’s refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

(f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord’s reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord’s control.

EXHIBIT D

RULES AND REGULATIONS

Sycamore Terrace Project

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Project. The halls, passages, exits, entrances, elevators, and stairways are not open to the general public, but are open, subject to reasonable regulation, to Tenant’s business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof of any building of the Project.

4. The directory of the building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord’s instructions in their installation.

8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant’s expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Premises or to any space therein to such a degree to be objectionable to Landlord or to any tenants in the Project, shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Premises must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Premises, by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Premises’ heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

12. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Premises.

13. Landlord reserves the right to exclude from the Project between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Project and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Project of any person. Landlord reserves the right to prevent access to the Project in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Project or by Landlord for noncompliance with this rule.

15. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverages, towel or other similar services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any suite-to-suite solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant’s Lease.

18. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Premises. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

20. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

21. Canvassing, soliciting and distributing of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

22. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Project.

23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord’s consent, except that use by Tenant of Underwriter’s Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

25. Tenant shall not use in the Premises any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Premises.

26. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant and its employees, guests and invitees shall not enter into the waterways located in the Project. No object of any kind may be floated or submerged in the waterways, and no foreign substance of any kind may be thrown in the waterways. The expense of any breakage or damage to any mechanical equipment related to the waterways resulting from violation of this rule or any expense incurred restoring the waterways to their normal condition shall be borne by the tenant who, or whose employees or invitees, shall have caused such damage.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. Tenant’s requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of. Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant’s lease of its Premises in the Project.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such

Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted. In particular, tenant shall comply at all times with the City of Pleasanton’s Transportation Systems Management Ordinance (TSM Ordinance, Chapter 17.24, Pleasanton Municipal Code), as said Ordinance may be amended from time to time.”

34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

EXHIBIT E

PARKING RULES AND REGULATIONS

The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

1.	All claimed damage or loss must be reported and itemized in writing delivered to the Landlord within ten business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord has the option to make repairs at its expense of any claimed damage within two business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with Tenant. Court actions by Tenant for any claim must be filed in the court of jurisdiction where a claimed loss occurred within ninety days after date of damage or loss. Landlord is not responsible for damage by water, fire, or defective brakes, or parts, or for the act of omissions of others, or for articles left in the car. The total liability of Landlord is limited to $250.00 for all damages or loss to any car. Landlord is not responsible for loss of use.

2.	Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

3.	Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the Parking Facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

4.	No overnight or extended term storage of vehicles shall be permitted.

5.	Vehicles must be parked entirely within the painted stall lines of a single parking stall.

6.	All directional signs and arrows must be observed.

7.	The speed limit within all parking areas shall be 5 miles per hour.

8.	Parking is prohibited:

(a)	in areas not striped for parking;

(b)	in aisles;

(c)	where “no parking” signs are posted;

(d)	on ramps;

(e)	in cross hatched areas; and

(f)	in such other areas as may be designated by Landlord or Landlord’s Parking Operator.

9.	Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

10.	Loss of theft of parking identification devices from automobiles must be reported immediately, and a lost or stolen report must be filed by the customer at that time. Landlord has the right to exclude any car from the parking facilities that does not have an identification.

11.	Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

12.	Lost or stolen devices found by the purchaser must be reported immediately to avoid confusion.

13.	Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

14.	Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

15.	Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.

EXHIBIT F

COMMENCEMENT DATE MEMORANDUM

With respect to that certain lease (“Lease”) dated             , 19     between                                          a                                          (“Tenant”), and                                         , a Delaware limited liability company (“Landlord”), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately                      rentable square feet of the building located at                                          (“Premises”), Tenant hereby acknowledges and certifies to Landlord as follows:

(1) Landlord delivered possession of the Premises to Tenant in a Substantially Complete on                      (“Possession Date”);

(2) The Lease commenced on                      (“Commencement Date”);

(3) The Premises contain              rentable square feet of space; and

(4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant’s use.

(5) Tenant’s Share is

(6) Base Rent Per Month is

IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this day of                     .

“Tenant”

By:
Its:

By:
Its:

EXHIBIT G

SUBLEASE AGREEMENT

This Sublease Agreement (the “Sublease”) is executed this      day of         , 2001, by and between                                         , a                                          (“Sublandlord”) and                                         , a                                          (“Subtenant”).

WITNESSETH:

WHEREAS,                      as Landlord (“Master Landlord”) and Sublandlord as Tenant executed a Lease Agreement dated                      and amended by Lease Amendments dated                      (the “Master Lease”), with respect to certain Premises described therein (the “Premises”), a copy of which is attached hereto as Exhibit A; and

WHEREAS, Sublandlord desires to sublease [the Premises/ the portion of the Premises described as                      (the “Subleased Premises”)] under and subject to the terms of the Master Lease and Subtenant desires to lease the Subleased Premises from Sublandlord.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Sublease. Sublandlord hereby leases to Subtenant and Subtenant hereby hires from Sublandlord the Subleased Premises upon and subject to all of the terms, covenants, and conditions provided for herein. Subtenant hereby expressly assumes and agrees to perform all obligations and covenants of Sublandlord under the Master Lease with respect to the Subleased Premises.

2. Term. The term of this Sublease shall be for the period from              2001, through [                     the termination of the Master Lease by its terms].

3. Rent.

(a) Base Rent. Subtenant shall pay for the use and occupancy of the Subleased Premises Base Rent in the amount of $        . The Base Rent shall be increased, under the same terms and conditions by which the Base Rent is increased under the terms of Paragraph [                     of the Master Lease. In addition, in the event this Sublease commences or terminates on a date that is not the first day of a month, Base Rent shall be prorated as of that date.

(b) Additional Rent. Subtenant acknowledges that pursuant to the terms of the Master Lease, Sublandlord is obligated to pay as Additional Rent Tenant’s Percentage of increases in Direct Expenses over the [Expense Stop/Base Year]. Subtenant agrees that in addition to the Base Rent, Subtenant shall pay Additional Rent in the amount of [     percent (     %)] (“Subtenant’s Percentage”) of Tenant’s Percentage of increases in Direct Expenses.

Subtenant shall pay Subtenant’s Percentage to Sublandlord no later than five (5) business days prior to the date that Sublandlord is required to pay Tenant’s Percentage pursuant to the terms of the Master Lease.

(c) Assignment of Rents. Sublandlord unconditionally assigns to Master Landlord any and all payments due from Subtenant to Sublandlord under the Sublease, including, without limitation, all Base Rent and Additional Rent (collectively, “Rent”). Sublandlord acknowledges that this assignment is present, absolute and unconditional and Master Landlord shall therefore have the right to collect the Rent and to apply the Rent in payment of any sums payable by Sublandlord under the Master Lease. However, Sublandlord shall have a license to collect the Rent until the occurrence of a default by Sublandlord under the Master Lease. If a default by Sublandlord occurs under the Master Lease or under this Sublease,: Sublandlord’s right to collect the Rent shall be suspended until the default is cured. During such period, Master Landlord shall have the right to collect the Rent and apply the Rent toward Sublandlord’s obligations under the Master Lease. Master Landlord’s acceptance of any payment from Subtenant as a result of any default does not release Sublandlord from liability under the terms, covenants, conditions, provisions or agreements under the Master Lease.

(d) Payment. Subtenant shall pay all Rent to Sublandlord at the following address:                                          or at such place as Sublandlord may designate from time to time in writing unless and until it is notified by Master Landlord that it shall begin paying Rent directly to Master Landlord, in which event Subtenant shall pay all Rent to Master Landlord at the address provided for payment of Rent under the Master Lease or at such place as Master Landlord may designate from time to time in writing. Concurrent with Subtenant’s execution and delivery of this Sublease, Subtenant will deliver to Sublandlord the first month’s Base Rent in the amount of $         plus the amount of $         as a security deposit to be held by Sublandlord under the terms of Article [5] of the Master Lease.

4. Termination.

(a) If at any time prior to the expiration of the term of the Sublease, the Master Lease shall terminate or be terminated for any reason, or Sublandlord’s right to possession shall terminate without termination of the Master Lease (“Master Lease Termination”), this Sublease shall simultaneously terminate. However, Subtenant agrees, at the election and upon written demand of Master Landlord prior to the termination of the Master Lease, and not otherwise, to attorn to Master Landlord for the remainder of the term of this Sublease, such attornment to be upon all of the terms and conditions of the Master Lease. The foregoing provisions shall apply notwithstanding that, as a matter of law, this Sublease may otherwise terminate upon the termination of the Master Lease and shall be self-operative upon such written demand of Master Landlord, and no further instrument shall be required to give effect to said provisions. Upon demand of Master Landlord, however, Subtenant agrees to execute, from time to time, documents in confirmation of the foregoing provisions satisfactory to Master Landlord in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by Master Landlord, whether under the Master Lease, any other agreement or by law.

(b) Master Landlord shall not (i) be liable to Subtenant for any act, omission or breach of this Sublease by Sublandlord, (ii) be subject to any offsets or defenses which Subtenant might have against Sublandlord, (iii) be bound by any Rent which Subtenant might have paid in advance to Sublandlord, or (iv) be bound to honor any rights of Subtenant in any security deposit made with Sublandlord, except to the extent Sublandlord has turned over such security deposit to

Master Landlord. Sublandlord hereby agrees that in the event of Master Lease Termination, Sublandlord shall immediately pay or transfer to Master Landlord any security deposit, Rent or other sums then held by Sublandlord.

5. Additional Services. Should Master Landlord furnish additional services to Subtenant in addition to those provided under the Master Lease, Sublandlord consents to Master Landlord billing Subtenant directly, without notice to Sublandlord. Should Subtenant fail to pay said amounts as Additional Rent under the Master Lease, Sublandlord agrees to pay such amounts to Master Landlord immediately upon written demand therefor. A failure by Sublandlord to pay upon demand shall constitute a payment default under the Master Lease.

6. Use. Subtenant shall use the Subleased Premises for the use(s) specified in Article [6] of the Master Lease and for no other purpose without the prior written consent of Sublandlord and Master Landlord.

7. Notice. Notices given hereunder shall be given in the same manner as required under the Master Lease to the parties at the following addresses:

SUBLANDLORD:

SUBTENANT:

8. The Master Lease.

(a) It is hereby agreed that Sublandlord leases the Subleased Premises to Subtenant upon each and all of the terms, conditions, covenants and obligations of the Master Lease, and Subtenant hereby unconditionally and irrevocably accepts this Sublease and the Subleased Premises subject to and upon, and hereby irrevocably and unconditionally assumes and agrees to be bound by and perform, each and all of the terms, conditions, covenants and obligations of the Master Lease binding on the “Tenant” thereunder with respect to the Subleased Premises, and such terms, conditions, covenants and obligations of the Master Lease are hereby incorporated by reference herein as if Sublandlord were the “Landlord” thereunder and Subtenant were the “Tenant” thereunder and the “Premises” therein were the Subleased Premises, except as otherwise .expressly provided herein and except to the extent that the terms of the Master Lease are inconsistent with the express terms of this Sublease. Subtenant shall be liable for any and all damages resulting from or in respect of Subtenant’s failure to perform any of the terms, conditions, covenants and obligations set forth in the Master Lease to the extent of Subtenant’s pro-rata share of any such damages, such pro rata share to be calculated by multiplying any such damages by the ratio of rentable square feet contained in the Subleased Premises to the rentable square feet contained in the Sublandlord Premises. Subtenant expressly agrees and acknowledges that Sublandlord shall not be obligated to perform, and shall not be liable for the performance by Master Landlord of any of the covenants and obligations of Master

Landlord under the Master Lease or as incorporated into this Sublease and that Subtenant shall have no claim against Sublandlord by reason of any default by Master Landlord in performing such covenants and obligations. Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any liability, loss, cost, claim, damage, expense or cause of action, including, without limitation, attorneys’ fees and court costs, which arise from, in respect of, in connection with or are related in any manner or to any extent to any failure by Subtenant to perform each and all of the terms, conditions, covenants or obligations in the Master Lease which are binding on the “Tenant” thereunder with respect to the Subleased Premises.

(b) Notwithstanding anything to the contrary set forth herein, the parties agree that the Subtenant shall not be entitled to any of the rights and benefits granted to Sublandlord set forth in the following Master Lease provisions: Paragraphs [    ,     ,      and     ]. Subtenant and Sublandlord further agree that these provisions shall remain in full force and effect as to Sublandlord, and this Sublease shall not interfere with, contravene, limit or in any way alter the rights and benefits granted to Sublandlord pursuant to said provisions.

(c) The following sections of the Master Lease shall be incorporated by reference, as modified in the manner set forth below:                      [Insert, provisions, if applicable]

(d) Except as specifically provided elsewhere herein, Sublandlord shall have no obligation to render any services to Subtenant in or to the Subleased Premises of any nature whatsoever or to expend any money for the maintenance, repair or restoration of the Subleased Premises.

(e) Subtenant shall not do, or with respect to the Subleased Premises permit to be done, anything which would constitute a violation or breach of any of the terms, conditions or provisions of the Master Lease or which would cause the Master Lease to be terminated or forfeited.

(f) Subtenant shall promptly furnish Sublandlord with copies of all notices relating to the Subleased Premises which Subtenant shall receive from Master Landlord and Sublandlord shall promptly furnish Subtenant with copies of all notices relating to the Subleased Premises which Sublandlord receives from Master Landlord.

(g) Wherever in the Master Lease the “Tenant” thereunder is required to obtain the consent of the “Landlord” thereunder prior to taking any action, Subtenant shall be required to obtain the consent of both Sublandlord and Master Landlord as a condition to taking any such action.

(h) Except as otherwise expressly set forth herein, wherever in the Master Lease a time is specified within which the “Tenant” thereunder must (i) give notice or make a demand following an event, (ii) respond to any notice, request, or demand previously given or made by the “Landlord” thereunder, (iii) exercise any right, remedy, or option, or (iv) comply with any obligation (except for the payment of rent, additional rent, or any other amount), such time period shall also apply to Subtenant. Wherever in the Master Lease a time is specified within which the “Landlord” thereunder must (i) give notice or make a demand following an event, (ii) respond to any notice, request, or demand previously given or made by the “Tenant” thereunder, (iii) exercise any right, remedy, or option, or (iv) comply with any obligation, such time is hereby changed (only for the purpose of this Sublease) by adding two (2) business days to the time set forth in the Master Lease.

(i) Provided Subtenant is not in default with respect to any of its monetary obligations hereunder, Sublandlord agrees to pay all Rent according to the terms and conditions set forth in the Master Lease.

(j) Sublandlord hereby represents and warrants to Subtenant that (i) the Master Lease is in full force and effect as of the date hereof; (ii) a true and correct copy of the Master Lease has been delivered to Subtenant and is attached hereto as Exhibit A; (iii) to Sublandlord’s knowledge, there exists no default, or event or condition which, with the giving of notice or the passage of time or both, would become a default which would affect the Subleased Premises or Subtenant’s use and occupancy thereof under the Master Lease on the part of Sublandlord; and (iv) Sublandlord has received no notice or claim that the Subleased Premises do not comply with applicable legal requirements for general office use.

(k) In the event that the terms and conditions of this Sublease conflict with the terms and conditions of the Master Lease provisions incorporated by reference herein, the terms and conditions of this Sublease shall govern.

(l) Subtenant acknowledges that this Sublease is subject and subordinate to the Master Lease and, to the extent that the Master Lease is also subject and subordinate to any of the following, this Sublease shall be subject and subordinate to same: (i) all ground and underlying leases and all deeds of trust or mortgages which might now or hereafter affect such leases, (ii) the leasehold estate or estates thereby created or the real property of which the Subleased Premises form a part, (iii) and any and all renewals, modifications, consolidations, replacements and extensions thereof. Sublandlord shall have the right to modify the Master Lease without Subtenant’s prior consent, provided, that if the modification in question would affect any right or obligation of Subtenant hereunder or would affect the Subleased Premises, then such modification shall not be effective against Subtenant without Subtenant’s written consent.

9. Assignment and Subleasing. Subtenant shall not voluntarily assign or encumber its interest in this Sublease or in the Premises, or sublease all or any part of the Subleased Premises, or allow any other person or entity (except Subtenant’s authorized representatives) to occupy or use all or any part of the Subleased Premises without the prior written consent of both Master Landlord and Sublandlord. Any assignment, encumbrance, or sublease made in violation of this Sublease shall be voidable at Sublandlord’s election. No consent to any sublease shall constitute a further waiver of the provisions of this paragraph.

10. Brokerage. Each party represents and warrants to the other that it has not dealt with any broker, consultant, finder or agent in connection with this Sublease, other than                     , for whose compensation Sublandlord shall be liable pursuant to that certain                     . Except with respect to the brokers specifically set forth in this Section 11, Sublandlord and Subtenant each hereby indemnifies and holds harmless the other against and from any and all claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith including, without limitation, attorneys’ fees and expenses, arising from any breach by such party of the foregoing representation and warranty made by it.

11. Memorandum of Sublease. Neither Sublandlord nor Subtenant shall execute or record a memorandum of this Sublease without the consent of Sublandlord and Master Landlord.

12. Defaults.

(a) The occurrence of any of the following shall constitute an Event of Default by Subtenant:

(i) Failure to pay Base Rent or Additional rent when due.

(ii) The abandonment of the Subleased Premises by Subtenant, which is defined for purposes of this Sublease to include, but not be limited to, any absence by Subtenant from the Subleased Premises for a continuous period of ten (10) days or longer.

(iii) Failure to perform any other provision of this Sublease if (i) the failure to perform is not curable, or (ii) the failure to perform is curable, but is not cured within thirty (30) days after notice has been given to Subtenant. If the default is curable, but cannot reasonably be cured within thirty (30) days, Subtenant shall not be in default of this Sublease if Subtenant commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default, provided, however that in no event shall a default remain uncured for a period of more than sixty (60) days.

(iv) Any assignment, sublease, encumbrance or other transfer of this Sublease, or any interest therein, by Subtenant, wither voluntarily or by operation of law, whether by judgment, execution transfer by intestacy or testacy, or other means, without the prior written consent of Sublandlord and Master Landlord.

(v) A general assignment by Subtenant or any guarantor of Subtenant for the benefit of creditors.

(vi) The filing by Subtenant or any guarantor of Subtenant of a voluntary petition in bankruptcy, insolvency, reorganization, or liquidation, or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal or otherwise, for the relief of debtors.

(v) Any event, which, under the Master Lease, would be a default by the “Tenant” thereunder.

13. Sublandlord’s Indemnification. Sublandlord shall indemnify, defend and hold harmless Subtenant, its partners, agents and employees, from and against any and all claims, suits, demands, liability, damages and expenses, including attorneys’ fees and costs, (collectively,’, the “Sublandlord Claims”) arising from or in connection with Sublandlord’s use of the Premises (as defined in the Master Lease) or the conduct of its business or from any activity performed or permitted by Sublandlord in or about the Premises during the term of this Sublease (but not including actions and inactions of Master Landlord, its partners, officers, agents, employees, and representatives) or arising from any material breach or default in the performance of any material obligation on Sublandlord’s part to be performed under the terms of this Sublease, or arising from any other act, negligence, fault or omission of Sublandlord or any of its partners, agents, directors, contractors, employees, licensees or invitees, except to the extent a Sublandlord Claim is caused by the negligence or willful act of Subtenant, its partners, agents, representatives, employees or contractors or breach of this Sublease by Subtenant.

14. Subtenant’s Indemnification. Subtenant shall indemnify, defend and hold harmless Sublandlord, its partners, agents, employees, and contractors from and against any and all claims, suits, demands, liability, damages and expenses, including attorneys’ fees and costs, (collectively, the “Subtenant Claims”) arising from or in connection with Subtenant’s use of the Premises under this Sublease or the conduct of Subtenant’s business or from any activity performed or permitted by Subtenant in or about the Premises during the term of this Sublease or arising from any breach or default in the performance of any obligation on Subtenant’s part to be performed under the terms of this Sublease, or arising from any other act, negligence, fault or omission of Subtenant or any of its partners, agents, directors, contractors, employees, licensees or invitees, except to the extent a Subtenant Claim is caused by the gross negligence or willful act of Sublandlord or breach of this Sublease by Sublandlord.

15. This Sublease shall be construed and enforced in accordance with the laws of the State of California.

16. Miscellaneous.

(a) This Sublease may not be modified or amended without the prior written consent of Master Landlord and Sublandlord.

(b) If any provision of this Sublease shall be invalid or unenforceable, such provision shall be severable and such invalidity or unenforceability shall not impair the validity of any other provision of this Sublease.

(c) This Sublease may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(d) This Sublease shall be binding upon and inure to the benefit of the parties’ respective successors and permitted assigns, subject to all agreements and restrictions contained in the Master Lease and this Sublease with respect to sublease, assignment or other transfer. The agreements contained herein and the Master Lease constitute the entire understanding between the parties with respect to the subject matter hereof and supercede all prior agreements except for the Master Lease, written or oral, inconsistent herewith.

(e) Capitalized terms which are not otherwise defined shall have the meanings ascribed to such terms in the Master Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement the day and year first above written.

SUBLANDLORD:

By:

By

SUBTENANT:

By:

By:

CONSENT TO SUBLEASE

This Consent to Sublease (“Consent Agreement”) dated as of this      day of             , 2001, is made with reference to that certain sublease (the “Sublease”) dated             , 2001, by and between                     , a                      (“Tenant”) and                     , a                      (“Subtenant”) and is entered into                      between the foregoing parties and ROBISON FAMILY TRUST DATED OCTOBER 30, 1989 (“Master Landlord”).

WITNESSETH:

WHEREAS, Master Landlord and Tenant entered into that certain Lease Agreement dated             ,          (the “Master Lease”), as amended by                     , with respect to certain Premises described as                      (the “Premises”) located in the building known as                      (the “Building”); and

WHEREAS, Tenant and Subtenant wish to enter into the Sublease with respect to [the Premises/ a portion of the Premises] described in the Sublease (the “Sublease Premises”); and

WHEREAS, Tenant requests Master Landlord’s written consent to its entering into the Sublease; and

WHEREAS, Tenant and Subtenant have presented the fully-executed Sublease (which is attached hereto) to Master Landlord for Master Landlord’s approval and Master Landlord is willing to approve the same, all upon the terms and conditions hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Master Landlord consents to the subletting of the Sublease Premises on the express conditions set forth in this Consent Agreement.

2. Master Landlord’s consent to the Sublease shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease, and shall not in any manner increase, decrease, modify, amend or otherwise affect the rights and obligations of Master Landlord and Tenant under the Master Lease except as specifically provided in paragraph hereof.

3. Neither the Master Lease, the Sublease nor this Consent shall be deemed to grant Subtenant any rights against Master Landlord. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises shall be solely against Tenant.

4. In the event of default by Subtenant, Tenant shall remain liable to Master Landlord .for all monthly Master Lease payments and any other monies due through the remainder of the Master Lease term as set forth in the Master Lease. The Sublease shall in no way release Tenant from any obligation or covenant of the Master Lease.

5. In the event of any default under the Master Lease, Master Landlord shall have the right, by giving two (2) business days advance written notice to Subtenant, to collect the Rent attributable to the Sublease Premises directly from Subtenant without waiving any of the Master Landlord’s rights against Tenant. Upon receipt of Master Landlord’s notice, Subtenant shall thereafter pay to Master Landlord any and all sums becoming due or payable under the Sublease directly to Master Landlord, and Tenant shall receive from landlord a corresponding credit for such sums against any payments then due or thereafter becoming due from Tenant. Neither the service of such written notice nor the receipt of such direct payments shall cause Master Landlord to assume any of Tenant’s duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Master Landlord the duty or obligation to honor the Sublease, nor subsequently to accept Subtenant’s attornment pursuant to paragraph 6 hereof.

(a) If at any time prior to the expiration of the term of the Sublease, the Master Lease shall terminate or be terminated for any reason (or Tenant’s right to possession shall terminate without termination of the Master Lease), the Sublease shall simultaneously terminate. However, Subtenant agrees, at the election and upon written demand of Master Landlord prior to the termination of the Master Lease, and not otherwise, to attorn to Master Landlord for the remainder of the term of the Sublease, such attornment to be upon all of the terms and conditions of the Master Lease. The foregoing provisions shall apply notwithstanding that, as a matter of law, the Sublease may otherwise terminate upon the termination of the Master Lease and shall be self-operative upon such written demand of Master Landlord, and no further instrument shall be required to give effect to said provisions. Upon demand of Master Landlord, however, Subtenant agrees to execute, from time to time, documents in confirmation of the foregoing provisions satisfactory to Master Landlord in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by Master Landlord, whether under the Master Lease, any other agreement or by law.

(b) Master Landlord shall not (i) be liable to Subtenant for any act, omission or breach of the Sublease by Tenant, (ii) be subject to any offsets or defenses which Subtenant might have against Tenant, (iii) be bound by any Base Rent or Additional Rent which Subtenant might have paid in advance to Tenant, or (iv) be bound to honor any rights of Subtenant in any security deposit made with Tenant, except to the extent Tenant has turned over such security deposit to Master Landlord. Tenant hereby agrees that in the event of Lease Termination, Tenant shall immediately pay or transfer to Master Landlord any security deposit, rent or other sums then held by Tenant.

6. This Consent Agreement shall be binding upon and inure to the benefit of the parties’ respective successors and permitted assigns, subject to all agreements and restrictions contained in the Master Lease, the Sublease and herein with respect to subleasing, assignment or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof and supercede all prior agreements except for the Master Lease, written or oral, inconsistent herewith. No amendment, modification or change therein will be effective unless Master Landlord shall have given its prior written consent thereto. This Consent Agreement may be amended only in writing, signed by all parties hereto.

7. Notices given hereunder shall be given as required under the Master Lease to the parties at the following addresses:

MASTER LANDLORD:

TENANT:

SUBTENANT:

8. Tenant and Subtenant agree to indemnify and hold Master Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys’ fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder’s fee or the like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings.

9. The Sublease may not be amended or renewed without Master Landlord’s prior written consent.

IN, WITNESS WHEREOF, the parties hereto have executed this Consent Agreement the day and year first above written.

MASTER LANDLORD:

TENANT:	SUBTENANT:

By:	By:

FIRST AMENDMENT TO OFFICE BUILDING LEASE

This FIRST AMENDMENT TO OFFICE BUILDING LEASE (this “Amendment”) is made and entered into as of October 16, 2007, by and between PARK LAKE APARTMENTS, LLC, a California limited liability company (“Landlord”), and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

RECITALS:

A. WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated September 1, 2006 (“Lease”) whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 1,794 square feet of Net Rentable Area (the “Original Leased Premises”) and situated at 6601 Koll Center Parkway, Pleasanton, California (“Original Building”) and known as Suite 246.

B. WHEREAS, Landlord and Tenant now desire to amend the Lease in accordance with the terms hereof whereby, among other things, Tenant will surrender the Original Leased Premises to Landlord, Landlord shall lease to Tenant and Tenant shall lease from Landlord the Replacement Leased Premises (as hereinafter defined) and the Term for the Replacement Leased Premises shall be extended by the Renewal Term (as hereinafter defined), upon the terms and conditions set forth in the Lease, as amended hereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Effective Date. This Amendment shall be effective upon the date hereof (“Effective Date”).

4. Original Leased Premises and Replacement Leased Premises.

(a) Upon the Renewal Term Commencement Date (as hereinafter defined), Tenant shall surrender and vacate to Landlord, the Original Leased Premises and Landlord shall lease to Tenant and Tenant shall lease from Landlord approximately 5,766 square feet of Net Rentable Area (the “Replacement Leased Premises”) and situated on the third floor of 6601 Koll Center Parkway, Pleasanton, California and known as Suite 350. Exhibit A-1 attached hereto sets forth the Replacement Leased Premises.

(b) Upon the Renewal Term Commencement Date and assuming that the Tenant has vacated and surrendered the Original Leased Premises as required hereunder, the Lease shall no longer be effective as to the Original Leased Premises, but solely as to

Replacement Leased Premises. From and after the Renewal Term Commencement Date: (i) each and every reference in the Lease to “Leased Premises” shall be and mean the Replacement Leased Premises; and (ii) Exhibit A attached to the Lease shall be deemed to have been deleted in its entirety and replaced with Exhibit A-1 attached hereto. Notwithstanding anything to the contrary contained herein or in the Lease, the indemnities by Tenant of Landlord set forth in the Lease shall survive the surrender of the Original Leased Premises, such survival to be upon the terms and conditions set forth in the Lease.

5. Renewal Term.

(a) The term of the Lease, as amended hereby, for the Replacement Leased Premises (the “Renewal Term”), shall commence (“Renewal Term Commencement Date”) upon the Substantial Completion (as hereinafter defined) of the Replacement Leased Premises. The Renewal Term shall expire on the “Renewal Term Expiration Date” which shall mean: (i) where the Renewal Term Commencement Date is the first day of a calendar month, the last calendar day of the thirty-ninth (39th) month after the Renewal Term Commencement Date measured by counting the month in which the Renewal Term Commencement Date occurs, or (ii) where the Renewal Term Commencement Date is other than the first day of a calendar month, the last calendar day of the thirty-ninth (39th) month after the Renewal Term Commencement Date measured without counting the month in which the Renewal Term Commencement Date occurs, or (iii) irrespective of whether item (i) or item (ii) applies, such earlier date upon which the Lease, as amended hereby, is terminated pursuant to the terms hereof.

(b) Landlord and Tenant anticipate that the Replacement Leased Premises shall be Substantially Complete on December 1, 2007 (“Scheduled Renewal Term Commencement Date”), but the same shall not be a representation or warranty by Landlord that the Replacement Leased Premises shall be Substantially Complete by such date. If the Replacement Leased Premises are not Substantially Complete by the Renewal Term Commencement Date for any reason, Landlord shall not be liable for any claims, damages or liabilities by reason thereof. However, in such event of delay, the Scheduled Renewal Term Commencement Date shall be rescheduled to occur January 15, 2008. Upon the Renewal Term Commencement Date, at the request of Landlord, Landlord and Tenant shall promptly execute a Lease Commencement Certificate in the form attached as Exhibit D to the Lease, specifying, among other things, the Renewal Term Commencement Date. Tenant’s obligation to pay Rent and its other obligations under the Lease, as amended hereby, for the Replacement Leased Premises shall commence upon the Renewal Term Commencement Date.

(c) As used herein and with regards to the Replacement Leased Premises only, “Substantial Completion” shall mean (and the Replacement Leased Premises shall be deemed “Substantially Complete”) when: (i) installation of Tenant Improvements (as hereinafter defined) in accordance with Section 5(d) has occurred, (ii) Tenant has direct access to the elevator lobby on the floor where the Replacement Leased Premises are located, (iii) Basic Services are available to the Replacement Leased Premises, and (iv) to the extent necessary for the Tenant Improvements, Landlord has received a temporary certificate of occupancy for the Replacement Leased Premises from the City of Pleasanton, California.

(d) Following the mutual execution and delivery of this Amendment and prior to the Renewal Term Commencement Date, Landlord shall construct and install certain improvements within the Replacement Leased Premises (collectively herein, the “Tenant Improvements”), which shall be constructed in accordance with: (i) the all applicable laws, including the Americans with Disabilities Act, as the same are in affect as of the Renewal Term Commencement Date only, (ii) the space plan (“Option B”), dated July 13, 2007 (“Space Plan”) and approved by Landlord and Tenant, as evidenced by both parties signature upon such space plan (the approved space plan shall be referred to herein as the “Space Plan”) and attached hereto as Exhibit B. The Tenant Improvements shall be constructed by Landlord, with the cost of construction of those Tenant Improvements which constitute Building Standard Improvements to be borne by Landlord and the costs of construction of any Tenant Improvements constituting Tenant Extra Improvements (if any) such costs herein collectively, the “Replacement Leased Premises Tenant Extra Improvements Costs”) being borne by Tenant. Notwithstanding the foregoing, in the event of any Tenant’s Delay, Tenant shall also be responsible for all increased costs of construction of the Tenant Improvements incurred by Landlord as a result of such Tenant’s Delay (such costs referred to collectively herein as “Replacement Leased Premises Change Costs”). In connection with the foregoing provisions, Tenant shall reimburse Landlord for the Replacement Leased Premises Tenant Extra Improvements Costs (if any) and the Replacement Leased Premises Change Costs (if any) within ten (10) business days after Landlord’s delivery of a statement of such costs to Tenant. For purposes hereof, “costs” shall include, without limitation, all building permit fees for Replacement Leased Premises Tenant Extra Improvement Costs (not included in the permit fees paid with respect to the Replacement Building), payments to design consultants for services and disbursements, a management fee (“Replacement Leased Premises Construction Management Fee”) for the coordination and supervision of the construction of the Tenant Improvements in an amount equal to four percent (4%) of the aggregate amount of all costs of construction of the Tenant Improvements (other than the Replacement Leased Premises Construction Management Fee), and such inspection fees as Landlord may incur and reimbursement to Landlord for permit and other fees Landlord has prepaid that are fairly attributable to the Tenant Improvements.

(e) For the purposes herein, the term “Tenant’s Delay” shall mean any delay in the construction of the Tenant Improvements resulting from: (i) Tenant’s change(s) in the Space Plan, provided that Tenant shall not change the Space Plan without the prior written consent of Landlord, which consent shall not be unreasonably withheld unless such change either incorporates items which are not Building Standard Improvements or could reasonably be expected to delay Substantial Completion; or (ii) Tenant’s request for materials, finishes or installations which require a longer time than Building Standard Improvements to obtain, install or complete; or (iii) Tenant’s failure to comply with Landlord’s contractor’s or subcontractor’s schedule; or (iv) an Event of Default by Tenant under the Lease or the existence of any event or condition which, with the passage of time or the giving of notice or both would constitute such an Event of Default; or (v) delays caused by Tenant in construction; or (vi) any work performed in, on or about the Replacement Leased Premises by Tenant or any Tenant Parties. Tenant acknowledges that the length and/or impact of any Replacement Leased Premises Tenant’s Delay may exceed the duration or scope of such event or conduct due to the necessity of rescheduling work or other causes.

6. Base Rent. As of the Renewal Term Commencement Date, the Base Rent set forth in the Basic Lease Information shall be adjusted to be the following amounts for the Replacement Leased Premises:

Months of Renewal Term	Monthly Base Rent (per square foot)	Monthly Base Rent
1 – 3	$0.00	$0.00
4 – 39	$2.55	$14,703.30

7. Tenant’s Percentage Share. As of the Renewal Term Commencement Date, Tenant’s Percentage Share shall be adjusted to take into consideration the Net Rentable Area of the Replacement Leased Premises.

8. Direct Expenses Base. As of the Renewal Term Commencement Date, the amount of annual Direct Expenses that Landlord has included in the Base Rent shall be adjusted to become equal to Tenant’s Percentage of the actual Direct Expenses incurred by Landlord in calendar year 2008:

9. Early Access. Landlord shall provide Tenant with limited early access to the Replacement Leased Premises for the approximately ten (10) day period prior to the date when Landlord estimates that the Tenant Improvements will be Substantially Completed for the sole purpose of permitting Tenant to ready the Replacement Leased Premises for Tenant’s occupancy, at such times as are reasonably specified by Landlord so that Tenant’s access does not interfere with the performance of Landlord’s work in the Replacement Leased Premises. Tenant’s access to the Replacement Leased Premises during the period of time prior to the Renewal Term shall be subject to all the provisions of the Lease, as amended hereby (including the Rules and Regulations and such other rules and regulations as Landlord may reasonably impose), other than the payment of Rent and the expiration date of the Lease shall not be advanced by such access by Tenant of the Replacement Leased Premises prior to the Renewal Term Commencement Date. Tenant shall not interfere with Landlord’s performance of Landlord’s work in the Replacement Leased Premises.

10. Renewal Option.

(a) Subject to the terms of this Section 10, Tenant shall have one (1) option (“Second Renewal Option”) to extend the Term of this Lease for a consecutive period of sixty (60) months beyond the expiration of the Renewal Term (“Second Renewal Term”). The Second Renewal Option is personal to Tenant and may not be exercised by any sublessee or assignee of Tenant. The Second Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not more than two hundred seventy (270) days and not less than one hundred eighty (180) days prior to the expiration of the Renewal Option. Any such Election Notice given by Tenant to Landlord shall be irrevocable. The Second Renewal Option and Tenant’s delivery of an Election Notice shall be voidable and of no force or effect at the election of Landlord, exercised in Landlord’s sole and absolute discretion, if (i) an Event of Default is occurring under this Lease, or (ii) there is any event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder, either at the time of Tenant’s delivery of the Election Notice or at any time from the date of delivery of such Election Notice through the time of commencement of the Second Renewal Term or (iii) if: (x) there has been any materially adverse change in the financial condition of the Tenant, as of the Renewal Term Commencement Date. If Tenant fails to exercise the Second Renewal Option in a timely manner, as provided for above, then the Second Renewal Option shall be void and of no force or effect. The validly exercised Second Renewal Term shall be upon the same terms and conditions as the Lease, as amended, except that (x) the annual Base Rent during the Second Renewal Term shall be equal to the Fair Market Rent as of the commencement of the Second Renewal Term; and (y) Tenant shall have no further renewal options pursuant to this Section 10 or any provision of the Lease. Fair Market Rent for the Second Renewal Term shall be determined by Landlord with written notice given to Tenant prior to the commencement of the Second Renewal Term.

(b) No later than thirty (30) days prior to the commencement of the Second Renewal Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the Monthly Base Rent due for the last month of the Second Renewal Term (“Additional Deposit”). Upon the commencement of the Second Renewal Term, the term “Security Deposit” shall automatically include the “Additional Deposit” and the Additional Deposit shall be held pursuant to the terms of Article 5 hereof. If Tenant fails to deposit the Additional Deposit as and when required hereunder, Tenant’s exercise of the Second Renewal Option shall be null and void and the Renewal Term shall expire naturally expire.

11. Graphics and Signage. As of the Renewal Term Commencement Date, Landlord shall provide the Building standard identification of Tenant’s name at the entrance to the Replacement Leased Premises.

Tenant shall have a right to one (1) line on the Building entry monument sign. Landlord and Tenant will comply with all governmental regulations and will be subject to any Project CC&R’s in connection with the monument signage right described herein. Monument signage fabrication, installation, repairs and removal shall be at Tenant’s sole expense.

12. Parking. As of the Renewal Term Commencement Date, Tenant’s entitlement to parking spaces shall be based upon the rentable square feet in the Replacement Leased Premises.

13. Original Leased Premises Rent. Provided that Landlord and Tenant have executed and delivered this Amendment not later than October 15, 2007, then until the Renewal Term Commencement Date occurs, Tenant shall pay, as Monthly Base Rent, the Monthly Base Rent that is due for the last month of the Term for the Original Leased Premises (and not the holdover Monthly Base Rent required under Article 9 of the Lease).

14. Brokers. Tenant and Landlord each represent and warrant to the other that it has had no dealing with any broker or agent with respect to this Amendment other than Colliers International, on behalf of Landlord and Tenant. Landlord shall pay a commission to Colliers International pursuant to a separate agreement. Tenant and Landlord each do hereby agree to indemnify, defend and hold the other party harmless from and against any and all liabilities for commissions or other compensation or charges claimed by any other broker or agent based on dealings with the indemnifying party with respect to this Amendment. The foregoing indemnity shall survive termination or earlier expiration of the Lease.

15. Security Deposit. Pursuant to the terms and conditions set forth in the Lease, Tenant deposited with Landlord the sum of Four Thousand Two Hundred Fifteen and Ninety/100 Dollars ($4,215.90) as the Security Deposit. Concurrently with the execution and delivery of this Amendment by Tenant and as a condition precedent to the effectiveness of this Amendment, Tenant shall deliver to Landlord the additional sum of Ten Thousand Four Hundred Eighty-Seven and Forty/100 Dollars ($10,487.40), so that such additional sum, when taken together with the existing Security Deposit, shall equal the Monthly Base Rent that Tenant is obligated to pay for the last month of the Renewal Term and such original Security Deposit together with the additional amount shall be subject to Article 5 of the Lease.

16. Lease. All provisions of the Lease which are not amended hereby are incorporated herein as if the same had been set forth herein.

[SIGNATURE PAGE FOLLOWS]

This Amendment is executed by the parties hereto as of the date first written above.

Landlord:	PARK LAKE APARTMENTS, LLC
a California limited liability company

	By:	/s/ Carl Zocchi

	Name:	Carl Zocchi

	Its:	Partner

Tenant:	RIMINI STREET, INC.,
a Nevada corporation

	By:	/s/ Seth A. Ravin

	Name:	Seth A. Ravin

	Its:	CEO & President

EXHIBIT A-1

Replacement Leased Premises Description

Exhibit A-1

Replacement Leased Premises Description

EXHIBIT B

Space Plan

LEGEND

- EXISTING WALL TO REMAIN
- EXISTING WALL TO BE REMOVED
- NEW CEILING HT PARTITION
- NEW DOOR SYMBOL
- NEW SIDELITE SYMBOL
- DATA TELEPHONE SYMBOL
- ELEC DUPLEX OUTLET SYMBOL
- ELEC 4-PLEX OUTLET SYMBOL
- DEDICATED ELEC 4-PLEX OUTLET SYMBOL
- ELEC J-BOX (# INDICATES QUANTITY OF WK STATIONS SERVED)
- MULTI-LINE DATA/TEL OUTLET (# INDICATES QUANTITY OF LINES)
- N — INDICATES NEW
- GFI — INDICATES GROUND FAULT INTERRUPTOR
- +# — INDICATES OUTLET HGT OTHER THAN STANDARD HGT (IE +44 = 44" ABOVE THE FLOOR)
- LIGHT SWITCH
- THERMOSTAT
- FEC — FIRE EXTINGUISHER CAB

NEW UPPER & LOWER CABINETRY, SINK W/ DISPOSAL & DISHWASER
NEW PLY WD PHONE BD
EXHAUST VENT
T6x6 TYP
STOR ±4'0x11
BREAK RM ±11x10'0
SERVER ±4'11x5'6
N PARTITION WITH GLAZING AT 4' AFF TO CLG
OPEN OFFICE AREA ±10x23
OPEN OFFICE AREA ±23x23
LOUVERED DOOR
MARKETING AREA ±24x54
4'6x6 TYP
FUTURE REC DESK
(N) RECPT ±11x15
(N) CONF ±10x15
(E) CONF ±15x20
(N) OFF ±9'6x15'6
MEETING AREA ±16x23
BALCONY
(N) OFF ±9'6x14'
(N) OFF ±9'6x15'4
(E) OFF ±9'6x15'4
(E) OFF ±15x21
FEC
0' 1' 5' 15'

PROJECT NAME:	RAMINI STREET - OPT B
DESCRIPTION:	PRELIMINARY SPACE PLAN
PROJECT NUMBER:	69XX
SCALE: AS NOTED	CAD FILE: SP1
BY: JAW	DATE: 7-13-07

aai
DESIGN SOLUTIONS FOR THE WORKPLACE

SUITE 350 - 5,766 RSF

SECOND AMENDMENT TO OFFICE BUILDING LEASE

This SECOND AMENDMENT TO OFFICE BUILDING LEASE (“Amendment”) is made and entered into as of May 4, 2009, by and between PARK LAKE APARTMENTS, LLC, a California limited partnership (“Landlord”) and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

RECITALS:

A. WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated as of September 1, 2006 (“Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Suite 246, consisting of approximately 1,794 rentable square feet and located on the second floor (“Original Premises”) of the building located at 6601 Koll Center Parkway, Pleasanton, California (“Building”);

B. WHEREAS, the Original Lease was amended by that certain First Amendment to Office Building Lease dated as of October 16, 2007 (“First Amendment” and the Original Lease, as amended, is referred to herein as the “Lease”), pursuant to which, among other things, Landlord leased to Tenant, Suite 350, consisting of approximately 5,766 rentable square feet and located on the third floor (“Replacement Premises”) of the Building, in lieu of the Original Premises.

C. WHEREAS, Landlord and Tenant now desire to amend the Lease in accordance with the terms hereof whereby, among other things: (i) the Renewal Term shall be extended by the Second Renewal Term (as hereinafter defined); and (ii) Landlord shall additionally lease to Tenant and Tenant shall additionally lease from Landlord approximately 6,337 rentable square feet of space on the third floor of the Building (“Expansion Premises”) as of the Second Renewal Term Commencement Date (as hereinafter defined), all upon the terms and conditions set forth in the Lease, as amended hereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Effective Date. The effective date of this Amendment shall be upon the mutual execution and delivery of this Amendment by Landlord and Tenant (“Effective Date”).

4. Extension of Renewal Term. Pursuant to the First Amendment, the Renewal Term expires on February 28, 2011. As of the Effective Date, and notwithstanding the current expiration date of the Renewal Term, the Lease Term for the Replacement Premises and the Expansion Premises shall be extended for fifty-one (51) months (“Second Renewal Term”), commencing (“Second Renewal Term Commencement Date”) upon Substantial Completion

(as hereinafter defined) of the Expansion Premises Tenant Improvements (as hereinafter defined), provided, however, if the Expansion Premises Tenant Improvements are Substantially Completed prior to July 1, 2009, the Second Renewal Term Commencement Date shall not occur until July 1, 2009, unless Tenant agrees otherwise. During the Second Renewal Term, all of the terms and provisions of the Lease, as amended by this Amendment, shall be in full force and effect and shall be applied in the same manner as such terms and provisions were applied during the original term of the Lease.

5. Expansion Premises.

(a) In consideration of the rents, terms, provisions and covenants of this Amendment and the Lease, Landlord hereby leases unto Tenant and Tenant hereby rents and accepts from Landlord the Expansion Premises. The Expansion Premises is more particularly described on Exhibit A attached hereto. The Expansion Premises is contiguous to the Replacement Premises.

(b) Tenant covenants, as a material part of the consideration for the Lease, as amended hereby, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Amendment is made upon the condition of such performance. On and after the Second Renewal Term Commencement Date, all of the terms and provisions of the Lease, as amended hereby, shall apply to both the Replacement Premises and the Expansion Premises. From and after the Second Renewal Term Commencement Date, each and every reference in the Lease and in this Amendment to “Premises” shall be and mean the Replacement Premises and the Expansion Premises, collectively. The Replacement Premises and Expansion Premises consist of a total of approximately 12,103 rentable square feet. The Expansion Premises shall be known as Suite 246.

(c) At Landlord’s request, Tenant shall execute a Commencement Date Memorandum in the form attached hereto as Exhibit B acknowledging, among other things, the (i) Second Renewal Term Commencement Date, (ii) scheduled termination date of the Lease and (iii) Tenant’s acceptance of the Expansion Premises. Tenant’s failure to execute the Commencement Date Memorandum shall not affect Tenant’s liability hereunder.

6. Replacement Premises and Expansion Premises Base Rent. As of the Second Renewal Term Commencement Date, the monthly Base Rent for the Replacement Premises and Expansion Premises shall be as follows:

Period of the Second Renewal Term	Annual Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Expansion Premises and Replacement Premises
1 – 3	$0.00	$0.00
4 – 15	$2.10	$25,416.30

16 – 27	$2.15	$26,021.45
28 – 39	$2.20	$26,626.60
40 – 51	$2.25	$27,231.75

7. Tenant’s Percentage Share. As of the Second Renewal Term Commencement Date, Tenant’s Percentage Share shall be adjusted upwards to 17.39%, to take into account the leasing of the Expansion Premises to Tenant.

8. Base Year. As of the Second Renewal Term Commencement Date, the Base Year shall be adjusted to 2009.

9. Expansion Premises Tenant Improvements.

(a) Following the mutual execution and delivery of this Amendment and prior to the Second Renewal Term Commencement Date, Landlord shall construct and install certain improvements within the Expansion Premises (collectively herein, the “Expansion Premises Tenant Improvements”), which shall be constructed in accordance with (i) the all applicable laws including the Americans with Disabilities Act, as the same are in affect as of the Second Renewal Term Commencement Date only, and (ii) the space plan (“Space Plan”), prepared by AAI, dated April 4, 2009 (“Space Plan”) attached hereto as Exhibit C. As part of the Expansion Premises Tenant Improvements, Landlord will be responsible for installing a single 3’ x 9’ glass door in the Tenant’s conference room adjacent to reception and for installing clear tempered, butt-jointed glass sections in the balance of the conference room wall. The Expansion Premises Tenant Improvements shall be constructed by Landlord, with the cost of construction of those Expansion Premises Tenant Improvements which constitute Building standard improvements to be borne by Landlord and the costs of construction of any Expansion Premises Tenant Improvements constituting Tenant Extra Improvements (if any) (such costs herein collectively, the “Expansion Premises Tenant Extra Improvements Costs”) being borne by Tenant. Notwithstanding the foregoing, in the event of any Tenant’s Delay (as defined in this Amendment and not the First Amendment), Tenant shall also be responsible for all increased costs of construction of the Expansion Premises Tenant Improvements incurred by Landlord as a result of such Tenant’s Delay (such costs referred to collectively herein as “Expansion Premises Change Costs”). In connection with the foregoing provisions, Tenant shall reimburse Landlord for the Expansion Premises Tenant Extra Improvements Costs (if any) and the Expansion Premises Change Costs (if any) within ten (10) business days after Landlord’s delivery of a statement of such costs to Tenant. For purposes hereof, “costs” shall include, without limitation, all building permit fees for Expansion Premises Tenant Extra Improvement Costs (not included in the permit fees paid with respect to the Building), payments to design consultants for services and disbursements, a management fee (“Expansion Premises Construction Management Fee”) for the coordination and supervision of the construction of the Expansion Premises Tenant Improvements in an amount equal to four percent (4%) of the aggregate amount of all costs of construction of the Tenant Extra Improvements (other than the Expansion Premises Construction Management Fee), and such inspection fees as Landlord may incur and reimbursement to

Landlord for permit and other fees Landlord has prepaid that are fairly attributable to the Expansion Premises Tenant Extra Improvements Costs.

(b) As used herein and with regards to the Expansion Premises only, “Substantial Completion” shall mean (and the Expansion Premises shall be deemed “Substantially Complete”) when: (i) installation of Expansion Premises Tenant Improvements has been completed in accordance with the Space Plan, as reasonably determined by Landlord’s contractor, (ii) Tenant has direct access to the elevator lobby on the floor where the Expansion Premises are located, and (iii) Building services are available to the Expansion Premises. Substantial Completion shall have occurred even though minor details of construction, decoration and mechanical adjustments remain to be completed by Landlord (so long as the same do not interfere with Tenant’s use of the Expansion Premises).

(c) For the purposes herein, the term “Tenant’s Delay” shall mean any delay in the construction of the Expansion Premises Tenant Improvements resulting from: (i) Tenant’s change(s) in the Space Plan, provided that Tenant shall not change the Space Plan without the Prior written consent of Landlord, which consent shall not be unreasonably withheld unless such change either incorporates items which are not Building standard improvements or could reasonably be expected to delay Substantial Completion; or (ii) Tenant’s request for materials, finishes or installations which require a longer time than Building standard improvements to obtain, install or complete; or (iii) Tenant’s failure to comply with Landlord’s contractor’s or subcontractor’s schedule; or (iv) an Event of Default by Tenant under the Lease or the existence of any event or condition which, with the passage of time or the giving of notice or both would constitute such an Event of Default; or (v) delays caused by Tenant in construction; or (vi) any work performed in, on or about the Expansion Premises by Tenant or any Tenant Parties concurrently with the performance by Landlord of the Expansion Premises Tenant Improvements. Tenant acknowledges that the length and/or impact of any Expansion Premises Tenant’s Delay may exceed the duration or scope of such event or conduct due to the necessity of rescheduling work or other causes.

(d) Tenant shall be responsible for the cost of expanding its card key access system to the Expansion Premises.

(e) Tenant hereby acknowledges and approves that Landlord will be conducting Expansion Premises Tenant Improvements in the Expansion Premises during Tenant’s occupancy of the Replacement Premises. Tenant agrees that the performance of the Expansion Premises Tenant Improvements shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of rent or damages of any kind. Furthermore, in no event shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Replacement Premises or of Tenant’s personal property or improvements resulting from the Expansion Premises Tenant Improvements or Landlord’s actions in connection with the Expansion Premises Tenant Improvements, or for any inconvenience or annoyance occasioned by the Tenant Expansion Premises Improvements or Landlord’s actions in connection with the Expansion Premises Tenant Improvements. Tenant shall ready the Replacement Premises in a sufficiently clean condition to ensure that Landlord will be able to construct the Expansion Premises Tenant Improvements.

10. Third Renewal Term.

(a) Section 10 of the First Amendment is deleted in its entirety and is replaced with the Sections 10(b) through (d) below.

(b) Subject to the terms of this Section 10, Tenant shall have one (1) option (“Third Renewal Option”) to extend the Second Renewal Term for a consecutive period of sixty (60) months beyond the expiration of the Second Renewal Term (“Third Renewal Term”). The Third Renewal Term is personal to Tenant and may not be exercised by any sublessee or assignee of Tenant. The Third Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not more than three hundred sixty five (365) days and not less than one hundred eighty (180) days prior to the expiration of the Third Renewal Option. Any such Election Notice given by Tenant to Landlord shall be irrevocable. The Third Renewal Option and Tenant’s delivery of an Election Notice shall be voidable and of no force or effect at the election of Landlord, exercised in Landlord’s sole and absolute discretion, if (i) an Event of Default is occurring under the Lease, as amended hereby, or (ii) there is an event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Lease, as amended hereby, either at the time of Tenant’s delivery of the Election Notice or at any time from the date of delivery of such Election Notice through the time of commencement of the Third Renewal Term or (iii) if there has been any materially adverse change in the financial condition of the Tenant, as of the commencement of the Third Renewal Term. If Tenant fails to exercise the Third Renewal Option in a timely manner, as provided for above, then the Third Renewal Option shall be void and of no force and effect. The validly exercised Third Renewal Term shall be upon the same terms and conditions as the Lease, as amended, except that: (x) the annual Base Rent during the Third Renewal Term shall be equal to the Fair Market Rent (as hereinafter defined) as of the commencement of the Third Renewal Term; and (y) Tenant shall have no further renewal options pursuant to this Section 10 or any provision of the Lease. “Fair Market Rent” for the Third Renewal Term shall be equal to the then-prevailing market rent for comparable buildings in Pleasanton, California as reasonably determined by Landlord with written notice given to Tenant prior to the commencement of the Third Renewal Term.

(c) Upon the mutual execution and delivery of an amendment incorporating the lease terms for the Third Renewal Option, Landlord shall provide new Building standard carpet throughout the Replacement Premises (but not the Expansion Premises).

(d) No later than thirty (30) days prior to the commencement of the Third Renewal Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the monthly Base Rent due for the last month of the Third Renewal Term. Upon the commencement of the Third Renewal Term, the term “Security Deposit” shall automatically include such additional Security Deposit and such additional Security Deposit shall be held pursuant to the terms of Article 5 of the Lease. If Tenant fails to deposit such additional Security Deposit as and when required hereunder, Tenant’s exercise of the Third Renewal Option shall be null and void and the Second Renewal Term shall expire naturally.

11. Parapet Signage. Subject to Article 27 of the Lease, as of the Second Renewal Term Commencement Date, Tenant shall have the right to one (1) parapet sign on the exterior of the Building in a location mutually agreeable to Landlord and Tenant and subject to the approval of the City of Pleasanton. Notwithstanding the foregoing, such parapet signage shall not be located above the front entry of the Building. Landlord and Tenant shall comply with all Applicable Laws and the CC&R’s in connection with the parapet signage. The fabrication, installation, maintenance, repair and removal, as well as Building exterior restoration, shall be at Tenant’s sole expense.

12. Furniture. There is currently located in the Expansion Premises certain furniture and equipment which belongs to the prior tenant. Tenant has expressed its interest to Landlord in acquiring all or some of the furniture and equipment from the prior tenant. Any furniture or equipment that Tenant does not purchase from the prior tenant shall be removed by the Landlord at no cost or expense to Tenant, prior to the Second Renewal Term Commencement Date. To the extent there are any marks or soiled carpets underneath any of the furniture that is removed by Landlord, then Landlord will cause such portions of the carpet to be professionally cleaned, prior to the Second Renewal Term Commencement Date. Landlord makes absolutely no representations nor warranties concerning the furniture and equipment. Landlord shall have no maintenance or repair obligations with respect to the furniture and equipment. Any transaction between Tenant and the prior tenant for the purchase of the furniture and equipment shall be between Tenant and the prior tenant and not Landlord.

13. Parking. As of the Second Renewal Term Commencement Date, Tenant’s entitlement to parking spaces shall be based upon the rentable square feet in the Replacement Premises and Expansion Premises, collectively.

14. Security Deposit. Pursuant to the Original Lease and First Amendment, Tenant has deposited a total of Fourteen Thousand Seven Hundred Three and 30/100 Dollars ($14,703.30) as the Security Deposit. Upon the Effective Date, Tenant shall deposit with Landlord the additional sum of Thirteen Thousand Five Hundred Twenty Eight and 45/100 Dollars ($13,528.45), so that such sum, together with the original Security Deposit, shall equal the Base Rent due for the last month of Second Renewal Term and such original Security Deposit together with the additional amount shall be considered the “Security Deposit” and shall be subject to Article 5 of the Lease.

15. As-Is. Tenant agrees and acknowledges that the Replacement Premises remain acceptable for Tenant’s use, and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Replacement Premises or the Expansion Premises or their fitness for Tenant’s use upon which Tenant has relied directly or indirectly for any purpose. Subject to completion of the Expansion Premises Tenant Improvements, Tenant accepts the Replacement Premises in an “AS IS” condition.

16. Tenant’s Representations and Warranties. Tenant hereby represents and warrants to Landlord that the Lease as amended hereby constitutes a valid and binding obligation of Tenant, enforceable against Tenant in accordance with their terms, and Tenant has no defenses, offsets or counterclaims with respect to its obligations thereunder. Tenant also represents and warrants that there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions of the Lease and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default under the Lease by Landlord or Tenant.

17. Express Changes Only. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

18. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent, other than Colliers International, acting in its dual capacity on behalf of Landlord and Tenant. Landlord shall pay Colliers International pursuant to a separate written agreement. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

19. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Amendment shall be binding on the parties hereto.

20. Entire Agreement. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

[SIGNATURE PAGE ATTACHED]

LANDLORD:

PARK LAKE APARTMENTS, L.P., a California limited partnership

By:	/s/ Louis Zocchi
Name:	Carlo Zocchi Louis Zocchi
Its:	General Partner

TENANT:

RIMINI STREET, INC., a Nevada corporation

By:	/s/ Thomas Shay
Name:	Thomas Shay
Its:	EVP Operations

EXHIBIT A

EXPANSION PREMISES FLOOR PLAN

[see attached]

OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OPEN OFFICE
COPY RM.
STORAGE
WORK AREA
BREAK RM.
CLST
OFFICE
OFFICE
STR.
BREAK RM.
IT
OPEN OFFICE
CONF.
CONF.
OFFICE
OPEN OFFICE
CONF.
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE

aai
architecture + interior design

SAN JOSE PLEASANTON
www.aaidesign.com

EXPANSION PREMISES FLOOR PLAN- EXHIBIT A

SUITE # 350
6601 KOLL CENTER PARKWAY
7177.00
N.T.S.
05.05.09

EXHIBIT B

COMMENCEMENT DATE MEMORANDUM

With respect to that certain lease (“Lease”) dated,             , 2009 between                      a                      (“Tenant”), and                     , company                      (“Landlord”), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately                      rentable square feet of the building located at                      (“Premises”), Tenant hereby acknowledges and certifies to Landlord as follows:

(1) Landlord delivered possession of the Expansion Premises to Tenant in a Substantially Complete on                     .

(2) The Second Renewal Term commenced on                     ;

(3) The Replacement Premises and Expansion Premises contain              rentable square feet of space; and

(4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant’s use.

(5) Rent Per Month is                     .

IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this day of                     .

“Tenant”

EXHIBIT C

SPACE PLAN

[See Attached]

OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OPEN OFFICE
COPY RM.
STORAGE
WORK AREA
BREAK RM.
BREAK RM.
IT
OFFICE
OFFICE
STR.
CLST.
CONF.
CONF.
OFFICE
OPEN OFFICE
OPEN OFFICE
CONF.
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE

EXHIBIT C- SPACE PLAN

SUITE # 350
6601 KOLL CENTER PARKWAY
7177.00
N.T.S.
05.05.09

aai
architecture + interior design

SAN JOSE PLEASANTON
www.aaidesign.com

THIRD AMENDMENT TO OFFICE BUILDING LEASE

This THIRD AMENDMENT TO OFFICE BUILDING LEASE (“Amendment”) is made and entered into as of October 12, 2009, by and between PARK LAKE APARTMENTS, LLC, a California limited partnership (“Landlord”) and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

R E C I T A L S:

A. WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated as of September 1, 2006 (“Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Suite 246, consisting of approximately 1,794 rentable square feet and located on the second floor (“Original Premises”) of the building located at 6601 Koll Center Parkway, Pleasanton, California (“Building”);

B. WHEREAS, the Original Lease was amended by that certain First Amendment to Office Building Lease dated as of October 16, 2007 (“First Amendment”) pursuant to which, among other things, Landlord leased to Tenant, Suite 350, consisting of approximately 5,766 rentable square feet and located on the third floor (“Replacement Premises”) of the Building, in lieu of the Original Premises;

C. WHEREAS, the Original Lease was further amended by that certain Second Amendment to Office Building Lease dated as of May 4, 2009 (“Second Amendment”, together with the First Amendment and Original Lease, as amended, is referred to herein as the “Lease”) pursuant to which, among other things: (i) the Renewal Term was extended by the Second Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 6,337 rentable square feet of space on the third floor of the Building (“Expansion Premises”, together with the Replacement Premises is referred to herein as the “Existing Premises”) as of the Second Renewal Term Commencement Date; and

D. WHEREAS, Landlord and Tenant now desire to amend the Lease in accordance with the tennis hereof whereby, among other things: (i) the Renewal Term shall be extended by the Third Renewal Term (as hereinafter defined); and (ii) Landlord shall additionally lease to Tenant and Tenant shall additionally lease from Landlord approximately 10,852 rentable square feet of space adjacent to the Existing Premises of the Building (“Second Expansion Premises”) as of the Third Renewal Term Commencement Date (as hereinafter defined), all upon the terms and conditions set forth in the Lease, as amended hereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Effective Date. The effective date of this Amendment shall be upon the mutual execution and delivery of this Amendment by Landlord and Tenant (“Effective Date”).

4. Extension of Renewal Term. Pursuant to the Second Amendment, the Renewal Term expires on August 31, 2013. As of the Effective Date, and notwithstanding the current expiration date of the Renewal Term, the term of the Lease for the Second Expansion Premises shall be for sixty (60) months (“Third Renewal Term”), commencing on November 1, 2009 (“Third Renewal Term Commencement Date”) and expiring on October 31, 2014 and the term of the Lease for the Existing Premises shall be extended to be co-terminus with the Third Renewal Term (i.e. expiring on October 31, 2014. Landlord shall provide Tenant with limited access to the Second Expansion Premises from October 15, 2009 for the sole purpose of permitting Tenant to ready the Premises for Tenant’s occupancy, at such times as are reasonably specified by Landlord so that Tenant’s access does not interfere with the performance of the Second Expansion Premises Tenant Improvements (as hereinafter defined). Tenant’s access to the Second Expansion Premises during the period of time prior to the Third Renewal Term Commencement Date shall be subject to all the provisions of the Lease, other than the payment of Rent and the expiration date of the Lease shall not be advanced by such access by Tenant of the Second Expansion Premises prior to the Third Renewal Term Commencement Date. Tenant shall not interfere with Landlord’s performance of the Second Expansion Premises Improvements. During the Third Renewal Term, all of the terms and provisions of the Lease, as amended by this Amendment, shall be in full force and effect and shall be applied in the same manner as such terms and provisions were applied during the original term of the Lease.

5. Second Expansion Premises.

(a) In consideration of the rents, terms, provisions and covenants of this Amendment and the Lease, Landlord hereby leases unto Tenant and Tenant hereby rents and accepts from Landlord the Second Expansion Premises. The Second Expansion Premises is more particularly described on Exhibit A attached hereto. The Second Expansion Premises is adjacent to the Existing Premises.

(b) Tenant covenants, as a material part of the consideration for the Lease, as amended hereby, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Amendment is made upon the condition of such performance. On and after the Third Renewal Term Commencement Date, all of the terms and provisions of the Lease, as amended hereby, shall apply to both the Existing Premises and the Second Expansion Premises. From and after the Third Renewal Term Commencement Date, each and every reference in the Lease and in this Amendment to “Premises” shall be and mean the Existing Premises and the Second Expansion Premises, collectively. The Existing Premises and Second Expansion Premises consist of a total of approximately 22,955 rentable square feet. The Second Expansion Premises shall be known as Suite 300.

6. Second Expansion Premises and Existing Premises Base Rent.

(a) As of the Third Renewal Term Commencement Date, the monthly Base Rent for the Second Expansion Premises shall be as follows:

Period of the Third Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Second Expansion Premises
November 1, 2009 – December 31, 2009	$0.00	$0.00
January 1, 2010 – March 31, 2010	$0.96	$10,417.92
April 1, 2010 – October 31, 2010	$1.92	$20,835.84
November 1, 2010 – October 31, 2011	$1.97	$21,378.44
November 1, 2011 – October 31, 2013	$2.02	$21,921.04
November 1, 2013 – October 31, 2014	$2.07	$22,463.64

(b) The monthly Base Rent for the Existing Premises shall be the same as is set forth in the Second Amendment, provided, however, commencing on September 1, 2013 and thereafter through the end of the Third Renewal Term, the monthly Base Rent for the Existing Premises shall be as follows:

Period of the Third Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Existing Premises
September 1, 2013 – October 31, 2013	$2.02	$24,448.06
November 1, 2013 – October 15, 2014	$2.07	$25,053.21

7. Tenant’s Percentage Share. As of the Third Renewal Term Commencement Date, Tenant’s Percentage Share shall be adjusted upwards to 32.98%, to take into account the leasing of the Second Expansion Premises to Tenant.

8. Base Year. The Base Year shall remain as 2009, as set forth in the Second Amendment.

9. Second Expansion Premises Tenant Improvements.

(a) Following the mutual execution and delivery of this Amendment and prior to the Third Renewal Term Commencement Date, Landlord shall construct and install certain improvements within the Second Expansion Premises (collectively herein, the “Second Expansion Premises Tenant Improvements”), which shall be constructed in accordance with the Bid Space Plan (“Bid Space Plan”), prepared by Blueline Associates, Inc. dated October 9, 2009 attached hereto as Exhibit B. The Second Expansion Premises Tenant Improvements shall be constructed by Landlord at Landlord’s expense. The costs of construction of any improvements requested by Tenant which are not set forth on Exhibit B (if any) shall be borne by Tenant.

(b) Landlord will also be responsible for installing carpet throughout the Replacement Premises during the period starting November 1, 2011 and ending October 31, 2012 (“Replacement Premises Carpet Replacement”) using Building standard carpet in a color selected by Tenant (or receive a credit equivalent to such expense against a more expensive carpet selected by Tenant, in which case Tenant shall be responsible for the difference in cost between the standard carpet and the more expensive carpet that Tenant selects). Tenant shall specify, in writing in advance, when Landlord should install the carpet during such period of time. Landlord shall have no obligation to provide carpet outside of the aforementioned time periods nor shall Landlord be required to perform the Replacement Premises Carpet Replacement while an Event of Default is on-going. Notwithstanding the foregoing, Tenant shall, prior to the Replacement Premises Carpet Replacement by Landlords, at Tenant’s sole cost and expense, have any and all furniture moved within, or removed from, the Replacement Premises (and moved back to their original place after such installation) as required and in order to permit the Replacement Premises Carpet Replacement by Landlord.

(c) For the purposes herein, the term “Tenant’s Delay” shall mean any delay in the construction of the Second Expansion Premises Tenant Improvements resulting from: (i) Tenant’s change(s) in the Bid Space Plan, provided that Tenant shall not change the Bid Space Plan without the prior written consent of Landlord, which consent shall not be unreasonably withheld unless such change either incorporates items which are not Building standard improvements; or (ii) Tenant’s request for materials, finishes or installations which require a longer time than Building standard improvements to obtain, install or complete; or (iii) Tenant’s failure to comply with Landlord’s contractor’s or subcontractor’s schedule; or (iv) an Event of Default by Tenant under the Lease or the existence of any event or condition which, with the passage of time or the giving of notice or both would constitute such an Event of Default; or (v) delays caused by Tenant in construction; or (vi) any work performed in, on or about the Second Expansion Premises by Tenant or any Tenant Parties concurrently with the performance by Landlord of the Second Expansion Premises Tenant Improvements. Tenant acknowledges that the length and/or impact of any Second Expansion Premises Tenant’s Delay may exceed the duration or scope of such event or conduct due to the necessity of rescheduling work or other causes.

(d) Tenant shall be responsible for the cost of expanding its card key access system to the Second Expansion Premises.

(e) Tenant hereby acknowledges and approves that Landlord will be conducting Second Expansion Premises Tenant Improvements in the Second Expansion Premises and in the Replacement Premises with respect to the Replacement Premises Carpet Replacement during Tenant’s occupancy of the Existing Premises and Replacement Premises, as applicable. Tenant agrees that the performance of the Second Expansion Premises Tenant Improvements shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of rent or damages of any kind. Furthermore, in no event shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Existing Premises or of

Tenant’s personal property or improvements resulting from the Second Expansion Premises Tenant Improvements or Landlord’s actions in connection with the Second Expansion Premises Tenant Improvements, or for any inconvenience or annoyance occasioned by the Second Expansion Premises Tenant Improvements or Landlord’s actions in connection with the Second Expansion Premises Tenant Improvements. Tenant shall ready the Existing Premises in a sufficiently clean condition to ensure that Landlord will be able to construct the Second Expansion Premises Tenant Improvements.

10. Fourth Renewal Term.

(a) Tenant has exercised the Third Renewal Option in the Lease and the provisions of Section 10(b) through (d) of the Second Amendment are no longer applicable. In particular, Landlord shall not be required to provide the carpet required pursuant to Section 10(c) of the Second Amendment.

(b) Subject to the terms of this Section 10, Tenant shall have one (1) option (“Fourth Renewal Option”) to extend the Third Renewal Term for a consecutive period of sixty (60) months beyond the expiration of the Third Renewal Term (“Fourth Renewal Term”). The Fourth Renewal Term is personal to Tenant and may not be exercised by any sublessee or assignee of Tenant. The Fourth Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not more than three hundred sixty five (365) days and not less than one hundred eighty (180) days prior to the expiration of the Third Renewal Term. Any such Election Notice given by Tenant to Landlord shall be irrevocable. The Fourth Renewal Option and Tenant’s delivery of an Election Notice shall be voidable and of no force or effect at the election of Landlord, exercised in Landlord’s sole and absolute discretion, if (i) an Event of Default is occurring under the Lease, as amended hereby, either at the time Tenant exercises the Fourth Renewal Option or as of the commencement of the Fourth Renewal Term, or (ii) there is an event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Lease, as amended hereby, either at the time of Tenant’s delivery of the Election Notice or at any time from the date of delivery of such Election Notice through the time of commencement of the Fourth Renewal Term or (iii) if there has been any materially adverse change in the financial condition of the Tenant, as of the commencement of the Fourth Renewal Term. If Tenant fails to exercise the Fourth Renewal Option in a timely manner, as provided for above, then the Fourth Renewal Option shall be void and of no force and effect. The validly exercised Fourth Renewal Term shall be upon the same terms and conditions as the Lease, as amended, except that: (x) the annual Base Rent during the Fourth Renewal Term shall be equal to the Fair Market Rent (as defined in the Second Amendment) as of the commencement of the Fourth Renewal Term; and (y) Tenant shall have no further renewal options pursuant to this Section 10 or any provision of the Lease.

(c) No later than thirty (30) days prior to the commencement of the Fourth Renewal Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the monthly Base Rent due for the last month of the Fourth Renewal Term. Upon the commencement of the Fourth Renewal Term, the term “Security Deposit” shall automatically include such additional Security Deposit and such additional Security Deposit shall be held pursuant to the terms of Article 5 of the Lease. If Tenant fails to deposit such additional Security Deposit as and when required hereunder, Tenant’s exercise of the Fourth Renewal Option shall be null and void and the Third Renewal Term shall expire naturally.

11. Right of First Offer.

(a) Subject to the then-existing renewal or expansion options of the tenants in the ROFO Premises (as hereinafter defined) (“Prior Rights”), Tenant shall have the right, from time to time, to lease the vacant spaces on the second floor of the Building (“ROFO Premises”). Upon receipt by Landlord of written notice from a third party that it desires to lease the ROFO Premises (other than the tenants, if any, with Prior Rights), Landlord shall notify Tenant in writing (the “ROFO Initial Notice”). The ROFO Initial Notice shall: (i) describe the ROFO Premises that is vacant; and (ii) the terms on which Landlord would lease such ROFO Premises to Tenant (“ROFO Terms”). The ROFO Terms must be at the then-existing fair market value, as reasonably determined by Landlord for like kind properties, taking into account all factors that a landlord would typically take into account when leasing office premises.

(b) Tenant shall have the right (“ROFO”), to be exercised within ten (10) calendar days of the ROFO Initial Notice (“ROFO Notice”), or waived if not so exercised, to provide written notice to Landlord to elect to lease the ROFO Premises on the ROFO Terms. If Tenant exercises the ROFO, Landlord and Tenant shall enter into an agreement documenting and incorporating the ROFO Terms (the “ROFO Amendment”) within ten (10) calendar days after the ROFO Notice.

(c) If Tenant fails to deliver the ROFO Notice as and when required above or if Landlord and Tenant fail to enter into the ROFO Amendment, Landlord shall then be free to offer such space or any part thereof, and negotiate a lease therefor, on any terms and conditions, whether better or worse than those discussed with Tenant, with any other party and Tenant shall have no further right to lease the space which is the subject of the ROFO Initial Notice. The right to lease the space by Tenant hereunder shall apply only to the entire space described in the ROFO Initial Notice.

(d) Notwithstanding anything to the contrary contained herein, the ROFO in this Section 11 is personal to Rimini Street, Inc., a Nevada corporation, shall be exercisable only by Rimini Street, Inc., a Nevada corporation, and may not be assigned or exercised by any assignee, sublessee or transferee of Rimini Street, Inc., a Nevada corporation’s interest in the Lease, or any successor in interest to Rimini Street, Inc., a Nevada corporation, nor may it be exercised if any portion of the Premises is sublet, or if Rimini Street, Inc., a Nevada corporation, is not occupying 100% of the Premises or if an Event of Default is occurring under the Lease, as amended hereby, either at the time Tenant exercises the ROFO or as of the commencement of the lease for the ROFO Premises or there is an event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Lease, as amended hereby, either at the time of Tenant’s exercise of the ROFO or at any time from the date of delivery of the ROFO Notice through the time of commencement of the lease for the ROFO Premises or if there has been any materially adverse change in the financial condition of the Tenant, as of the commencement of the Fourth Renewal Term.

12. Parapet Signage. Section 11 of the Second Amendment is hereby deleted in its entirety and replaced with the following: “Subject to Article 27 of the Lease, as of the Third Renewal Term Commencement Date, Tenant shall have the right to one (1) parapet sign on the exterior of the Building in a location mutually agreeable to Landlord and Tenant above the front entry to the Building, and subject to the approval of the City of Pleasanton. Landlord and Tenant shall comply with all Applicable Laws and the CC&R’s in connection with the parapet signage. The fabrication, installation, maintenance, repair and removal, as well as Building exterior restoration, shall be at Tenant’s sole expense.”

13. Parking. As of the Third Renewal Term Commencement Date, Tenant’s entitlement to parking spaces shall be based upon the rentable square feet in the Existing Premises and Second Expansion Premises, collectively.

14. Security Deposit. Pursuant to the Original Lease, First Amendment and Second Amendment, Tenant has deposited a total of Twenty-Seven Thousand Two Hundred Thirty-One and 75/100 Dollars ($27,231.75) as the Security Deposit. Upon the Effective Date, Tenant shall deposit with Landlord the additional sum of Twenty Thousand Two Hundred Eighty-Five and 10/100 Dollars ($20,285.10), so that such sum, together with the original Security Deposit, shall equal the Base Rent due for the last month of Third Renewal Term and such original Security Deposit together with the additional amount shall be considered the “Security Deposit” and shall be subject to Article 5 of the Lease.

15. As-Is. Subject to the Second Expansion Premises Tenant Improvements, Tenant agrees and acknowledges that the Existing Premises remain acceptable for Tenant’s use, and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Existing Premises or the Second Expansion Premises or their fitness for Tenant’s use upon which Tenant has relied directly or indirectly for any purpose. Subject to completion of the Second Expansion Premises Tenant Improvements, Tenant accepts the Existing Premises in an “AS IS” condition.

16. Tenant’s Representations and Warranties. Tenant hereby represents and warrants to Landlord that the Lease as amended hereby constitutes a valid and binding obligation of Tenant, enforceable against Tenant in accordance with their terms, and Tenant has no defenses, offsets or counterclaims with respect to its obligations thereunder. Tenant also represents and warrants that there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions of the Lease and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default under the Lease by Landlord or Tenant.

17. Express Changes Only. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

18. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent, other than Colliers International, acting in its dual capacity on behalf of Landlord and Tenant. Landlord shall pay Colliers International pursuant to a separate written agreement. If

Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

19. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Amendment shall be binding on the parties hereto.

20. Entire Agreement. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

[SIGNATURE PAGE ATTACHED]

LANDLORD:

PARK LAKE APARTMENTS, L.P., a California limited partnership

By:	/s/ Carlo Zocchi
Name:	Carlo Zocchi
Its:	General Partner

TENANT:

RIMINI STREET, INC., a Nevada corporation

By:	/s/ Seth Ravin
Name:	Seth Ravin
Its:	CEO & President

EXHIBIT A

SECOND EXPANSION PREMISES FLOOR PLAN

[see attached]

OFFICE
CONFERENCE
OPEN OFFICE
RECEPTION
BREAK
COPY
STOR.
CUST.
CONF.
COPY RM.
STORAGE
WORK AREA
BREAK RM.
STA.

aai
architecture + interior design

SAN JOSE . PLEASANTON
www.aaidesign.com

SECOND EXPANSION PREMISES
FLOOR PLAN- EXHIBIT A

SUITE # 300
6601 KOLL CENTER PARKWAY
7177.00
10,852 RSF
10.15.09

EXHIBIT B

BID SPACE PLAN

[See attached]

LEGEND
DUPLEX RECEPTACLE
TV OUTLET

RIMINI EXPANSION

10/9/09

aai

SAN JOSE · PLEASANTON
www.aaidesign.com

6601 KOLL CENTER PARKWAY

3rd FLOOR, PLEASANTON, CA
1/8"=1'-0"
092809

FILE COPY

FOURTH AMENDMENT TO OFFICE BUILDING LEASE

This FOURTH AMENDMENT TO OFFICE BUILDING LEASE (“Amendment”) is made and entered into as of January 18, 2011, by and between PARK LAKE APARTMENTS, L.P., a California limited partnership (“Landlord”) and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

R E C I T A L S:

A. WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated as of September 1, 2006 (“Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Suite 246, consisting of approximately 1,794 rentable square feet and located on the second floor (“Original Premises”) of the building located at 6601 Koll Center Parkway, Pleasanton, California (“Building”);

B. WHEREAS, the Original Lease was amended by that certain First Amendment to Office Building Lease dated as of October 16, 2007 (“First Amendment”) pursuant to which, among other things, Landlord leased to Tenant, Suite 350, consisting of approximately 5,766 rentable square feet and located on the third floor (“Replacement Premises”) of the Building, in lieu of the Original Premises;

C. WHEREAS, the Original Lease was further amended by that certain Second Amendment to Office Building Lease dated as of May 4, 2009 (“Second Amendment”, together with the First Amendment and Original Lease, as amended, is referred to herein as the “Lease”) pursuant to which, among other things: (i) the Renewal Term was extended by the Second Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 6,337 rentable square feet of space on the third floor of the Building (“Expansion Premises”, together with the Replacement Premises is referred to herein as the “Existing Premises”) as of the Second Renewal Term Commencement Date;

D. WHEREAS, the Original Lease was further amended by that certain Third Amendment to Office Building Lease dated as of October 12, 2009, whereby, among other things: (i) the Renewal Term was extended by the Third Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 10,852 rentable square feet of space adjacent to the Existing Premises of the Building (“Second Expansion Premises”) as of the Third Renewal Term Commencement Date.

E. WHEREAS, the Third Renewal Term Commencement Date did not occur on the date anticipated in the Third Amendment and the Base Rent tables in the Third Amendment contained scriveners errors and the parties desire to memorialize such matters and correct such errors, as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Effective Date. The effective date of this Amendment shall be upon the mutual execution and delivery of this Amendment by Landlord and Tenant (“Effective Date”).

4. Third Renewal Term. The parties agree that the Third Renewal Commencement Date was December 1, 2009. As such, the Third Renewal Term expires on November 30, 2014.

5. Second Expansion Premises and Existing Premises Base Rent.

(a) As of the Third Renewal Term Commencement Date, the monthly Base Rent for the Second Expansion Premises shall be as follows:

Period of the Third Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Second Expansion Premises
December 1, 2009 – January 31, 2010	$0.00	$0.00
February 1, 2010 – April 30, 2010	$0.96	$10,417.92
May 1, 2010 – November 30, 2010	$1.92	$20,835.84
December 1, 2010 – November 30, 2011	$1.97	$21,378.44
December 1, 2011 – November 30, 2012	$2.02	$21,921.04
December 1, 2012 – November 30, 2014	$2.07	$22,463.64

(b) The monthly Base Rent for the Existing Premises shall be the same as is set forth in the Second Amendment, provided, however, commencing on September 1, 2013 and thereafter through the end of the Third Renewal Term, the monthly Base Rent for the Existing Premises shall be as follows:

Period of the Third Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Existing Premises
September 1, 2013 – November 30, 2014	$2.07	$25,053.21

Sections 6(a) and (b) of the Third Amendment are superseded in their entirety by Sections 5(a) and (b) above.

6. Express Changes Only. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

7. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent, other than Colliers International, acting in its dual capacity on behalf of Landlord and Tenant. Landlord shall pay Colliers International pursuant to a separate written agreement. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Amendment shall be binding on the parties hereto.

9. Entire Agreement. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

[SIGNATURE PAGE ATTACHED]

LANDLORD:

PARK LAKE APARTMENTS, L.P., a California limited partnership

By:	/s/ Carlo Zocchi
Name:	Carlo Zocchi
Its:	General Partner

TENANT:

RIMINI STREET, INC., a Nevada corporation

By:	/s/ Thomas Shay
Name:	Thomas Shay
Its:	EVP Operations

FIFTH AMENDMENT TO OFFICE BUILDING LEASE

This FIFTH AMENDMENT TO OFFICE BUILDING LEASE (“Amendment”) is made and entered into as of April 19, 2012, by and between PARK LAKE APARTMENTS, L.P., a California limited partnership (“Landlord”) and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

R E C I T A L S:

A. WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated as of September 1, 2006 (“Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Suite 246, consisting of approximately 1,794 rentable square feet and located on the second floor (“Original Premises”) of the building located at 6601 Koll Center Parkway, Pleasanton, California (“Building”);

B. WHEREAS, the Original Lease was amended by that certain First Amendment to Office Building Lease dated as of October 16, 2007 (“First Amendment”) pursuant to which, among other things, Landlord leased to Tenant, Suite 350, consisting of approximately 5,766 rentable square feet and located on the third floor (“Replacement Premises”) of the Building, in lieu of the Original Premises;

C. WHEREAS, the Original Lease was further amended by that certain Second Amendment to Office Building Lease dated as of May 4, 2009 (“Second Amendment”, together with the First Amendment and Original Lease, as amended, is referred to herein as the “Lease”) pursuant to which, among other things: (i) the Renewal Term was extended by the Second Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 6,337 rentable square feet of space on the third floor of the Building (“Expansion Premises”, together with the Replacement Premises is referred to herein as the “Existing Premises”) as of the Second Renewal Term Commencement Date;

D. WHEREAS, the Original Lease was further amended by that certain Third Amendment to Office Building Lease dated as of October 12, 2009, whereby, among other things: (i) the Renewal Term was extended by the Third Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 10,852 rentable square feet of space adjacent to the Existing Premises of the Building (“Second Expansion Premises”) as of the Third Renewal Term Commencement Date.

E. WHEREAS, the Original Lease was further amended by that certain Fourth Amendment to Office Building Lease dated as of January 18, 2011, whereby, among other things: (i) the Third Renewal Term Commencement Date was amended to reflect the actual Commencement Date of the Third Amendment and: (ii) the Base Rent Tables in the Third Amendment were amended to reflect actual dates as well as corrections of scriveners errors in the Third Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Effective Date. The effective date of this Amendment shall be upon the mutual execution and delivery of this Amendment by Landlord and Tenant (“Effective Date”).

4. Extension of Third Renewal Term. Pursuant to the Fourth Amendment, the Third Renewal Term expires on November 30, 2014. As of the Effective Date, the term of the Lease for the Existing Premises and the Second Expansion Premises shall be for sixty (60) months (“Fourth Renewal Term”), commencing on July 1, 2012 (“Fourth Renewal Term Commencement Date”) and expiring on June 30, 2017.

5. Third Expansion Premises.

(a) In consideration of the rents, terms, provisions and covenants of this Amendment and the Lease, Landlord hereby leases unto Tenant and Tenant hereby rents and accepts from Landlord the Third Expansion Premises. The Third Expansion Premises is more particularly described on Exhibit A attached hereto. The Third Expansion Premises is located on the ground floor of 6601 Koll Center Parkway, Suite 100.

(b) Tenant covenants, as a material part of the consideration for the Lease, as amended hereby, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Amendment is made upon the condition of such performance. On and after the Fourth Renewal Term Commencement Date, all of the terms and provisions of the Lease, as amended hereby, shall apply to both the Existing Premises, the Second Expansion Premises and the Third Expansion Premises. From and after the Fourth Renewal Term Commencement Date, each and every reference in the Lease and in this Amendment to “Premises” shall be and mean the Existing Premises, the Second Expansion Premises and the Third Expansion Premises, collectively. The Existing Premises and Second Expansion Premises consist of a total of approximately 22,955 rentable square feet. The Third Expansion Premises shall be known as Suite 100 and consists of approximately 5,468 rentable square feet.

6. Existing Premises and Second Expansion Premises Base Rent.

(a) As of the Fourth Renewal Term Commencement Date, the monthly Base Rent for the Existing Premises and the Second Expansion Premises shall be as follows:

Period of the Fourth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Existing Premises and the Second Expansion Premises
July 1, 2012 – August 31, 2012	$0.00	$0.00
September 1, 2012 – June 30, 2013	$2.00	$45,910.00
July 1, 2013 – June 30, 2014	$2.05	$47,057.75
July 1, 2014 – June 30, 2015	$2.10	$48,205.50
July 1, 2015 – June 30, 2016	$2.15	$49,353.25
July 1, 2016 – June 30, 2017	$2.20	$50,501.00

2

(b) As of the Fourth Renewal Term Commencement Date, the monthly Base Rent for the Third Expansion Premises shall be as follows:

Period of the Fourth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
July 1, 2012 – December 31, 2012	$0.00	$0.00
January 1, 2013 – June 30, 2013	$1.864	$10,192.35
July 1, 2013 – June 30, 2014	$1.924	$10,520.43
July 1, 2014 – June 30, 2015	$1.974	$10,793.83
July 1, 2015 – June 30, 2016	$2.024	$11,067.23
July 1, 2016 – June 30, 2017	$2.074	$11,340.63

7. Tenant’s Percentage Share. As of the Fourth Renewal Term Commencement Date, Tenant’s Percentage Share shall be adjusted upwards to 40.84%, to take into account the leasing of the Third Expansion Premises to Tenant.

8. Base Year. As of the Fourth Renewal Term Commencement Date, Tenant’s Base Year for the Existing Premises and the Second Expansion Premises shall be adjusted to 2012. Tenant’s Base Year for the Third Expansion Premises shall be 2012.

9. Third Expansion Premises Tenant Improvements.

(a) Following the mutual execution and delivery of this Amendment and prior to the Fourth Renewal Term Commencement Date, Landlord shall construct and install certain improvements within the Third Expansion Premises (collectively herein, the “Third Expansion Premises Tenant Improvements”), which shall be constructed in accordance with the Space Plan (“Space Plan”), prepared by Hopkins & Wall, dated February 27, 2012, attached hereto as Exhibit B, to also include the following specifications and improvements:

(i)	Carpet specification is J&J Tussah broadloom carpet over pad, which is installed in the Second Expansion Premises;

(ii)	Supply and install four (4) receptacles above the grid at reception, secondary corridor exit and above columns adjacent to cubicles in open area;

(iii)	Install floor monuments in both conference rooms;

(iv)	If necessary, supply and install conduit from the first (1st) floor electrical room over the lobby into Tenant’s Premises;

(v)	Provide touch-up of existing doors;

3

(vi)	Inclusive in the “turnkey” improvements are removal and replacement of all acoustical ceiling tiles using building standard, 2’ x 4’, “Armstrong 2767 Second Look”, and the repair and/or replacement of existing Leveler window blinds where necessary; and

(vii)	Supply and install two (2), 6’ x 6’, Da-Lite Advantage Electoral, recessed projection screens.

The Third Expansion Premises Tenant Improvements shall be constructed by Landlord at Landlord’s expense. The additional costs of construction resulting from improvements requested by Tenant which are not set forth in the Space Plan or in Section 9(a) shall be borne by Tenant. In the event of any Tenant’s Delay (as defined in this Fifth Amendment), Tenant shall also be responsible for all increased costs of construction of the “Third Expansion Premises Tenant Improvements” incurred by Landlord as a result of such Tenant’s Delay (such costs referred to collectively herein as “Third Expansion Premises Change Costs”).

(b) Landlord will also be responsible to provide a one-time touch-up of paint, where necessary, and at Tenant’s discretion, in the Existing Premises and the Second Expansion Premises during the period beginning December 1, 2014 and ending April 30, 2015 (“Paint Refurbishment in the Existing Premises and the Second Expansion Premises”).

(c) For the purposes herein, the term “Tenant’s Delay” shall mean any delay in the construction of the Third Expansion Premises Tenant Improvements resulting from: (i) Tenant’s change(s) in the Space Plan or specifications and additional improvements in Section 9(a), provided that Tenant shall not make changes without the prior written consent of Landlord, which consent shall not be unreasonably withheld unless such change either incorporates items which are not Building standard improvements; or (ii) Tenant’s request for materials, finishes or installations which require a longer time than Building standard improvements to obtain, install or complete; or (iii) Tenant’s failure to comply with Landlord’s contractor’s or subcontractor’s schedule; or (iv) an Event of Default by Tenant under the Lease or the existence of any event or condition which, with the passage of time or the giving of notice or both would constitute such an Event of Default; or (v) delays caused by Tenant in construction; or (vi) any work performed in, on or about the Third Expansion Premises by Tenant or any Tenant Parties concurrently with the performance by Landlord of the Third Expansion Premises Tenant Improvements. Tenant acknowledges that the length and/or impact of any Third Expansion Premises Tenant’s Delay may exceed the duration or scope of such event or conduct due to the necessity of rescheduling work or other causes.

(d) Tenant shall have early access to the Third Expansion Premises, with all accessing parties having appropriate insurance in place with Property Management, two (2) weeks prior to the Fourth Renewal Term Commencement Date for the purpose of installing furniture, fixtures and voice and data systems, provided it does not interfere with Landlord’s ability to complete the Tenant Improvements.

(e) Tenant shall be responsible for the cost of expanding its card key access system to the Third Expansion Premises.

10. Replacement Premises Carpet Replacement. The designated period of time for Landlord’s installation of new carpet throughout the Replacement Premises, as defined in Section 9(b) of the Third Amendment, is extended to January 31, 2013.

11. Fifth Renewal Term.

4

(a) The Fourth Renewal Option in the Lease and the provisions of Section 10(b) and (c) of the Third Amendment are no longer applicable.

(b) Subject to the terms of this Section 10, Tenant shall have one (1) option (“Fifth Renewal Option”) to extend the Fourth Renewal Term of either or both the Existing Premises and the Second Expansion Premises and/or the Third Expansion Premises for a consecutive period of sixty (60) months beyond the expiration of the Fourth Renewal Term (“Fifth Renewal Term”). The Fifth Renewal Term is personal to Tenant and may not be exercised by any sublessee or assignee of Tenant. The Fifth Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not more than three hundred sixty five (365) days and not less than two hundred and seventy (270) days prior to the expiration of the Fourth Renewal Term. Any such Election Notice given by Tenant to Landlord shall be irrevocable. The Fifth Renewal Option and Tenant’s delivery of an Election Notice shall be voidable and of no force or effect at the election of Landlord, exercised in Landlord’s sole and absolute discretion, if (i) an Event of Default is occurring under the Lease, as amended hereby, either at the time Tenant exercises the Fifth Renewal Option or as of the commencement of the Fifth Renewal Term, or (ii) there is an event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Lease, as amended hereby, either at the time of Tenant’s delivery of the Election Notice or at any time from the date of delivery of such Election Notice through the time of commencement of the Fifth Renewal Term or (iii) if there has been any materially adverse change in the financial condition of the Tenant, as of the commencement of the Fifth Renewal Term. If Tenant fails to exercise the Fifth Renewal Option in a timely manner, as provided for above, then the Fifth Renewal Option shall be void and of no force and effect. The validly exercised Fifth Renewal Term shall be upon the same terms and conditions as the Lease, as amended, except that: (x) the annual Base Rent during the Fifth Renewal Term shall be equal to the Fair Market Rent (as defined in the Second Amendment) as of the commencement of the Fifth Renewal Term; and (y) Tenant shall have no further renewal options pursuant to this Section 10 or any provision of the Lease.

(c) No later than thirty (30) days prior to the commencement of the Fifth Renewal Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the monthly Base Rent due for the last month of the Fifth Renewal Term. Upon the commencement of the Fifth Renewal Term, the term “Security Deposit” shall automatically include such additional Security Deposit and such additional Security Deposit shall be held pursuant to the terms of Article 5 of the Lease.

12. Security Deposit for the Existing Premises and the Second Expansion Premises. Pursuant to the Original Lease, First Amendment, Second Amendment and Third Amendment Tenant has deposited a total of Forty Seven Thousand, Five Hundred and Sixteen and 85/100 Dollars ($47,516.85). Upon execution of this Fifth Amendment to Office Building Lease, Tenant shall deposit with Landlord the additional sum of Two Thousand, Nine Hundred Eight-Four and 15/100 Dollars ($2,984.15), so that such sum, together with the original Security Deposit, shall equal the Base Rent due for the last month of the Fourth Renewal Term and such original Security Deposit together with the additional amount shall be considered the “Security Deposit” and shall be subject to Article 5 of the Original Lease.

13. Security Deposit for the Third Expansion Premises. Tenant shall deposit with Landlord as Security Deposit for the Third Expansion Premises and amount equal to Eleven Thousand, Three Hundred and Forty and 63/100 Dollars ($11,340.63).

14. Express Changes Only. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

15. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent, other than Colliers International, acting in its dual capacity on behalf of Landlord and Tenant. Landlord shall

5

pay Colliers International pursuant to a separate written agreement. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

16. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Amendment shall be binding on the parties hereto.

17. Entire Agreement. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

LANDLORD:

PARK LAKE APARTMENTS, L.P., a California limited partnership

By:	/s/ Carl Zocchi
Name:	Carl Zocchi
Its:	General Partner

TENANT:

RIMINI STREET, INC., a Nevada corporation

By:	/s/ Seth A. Ravin
Name:	Seth A. Ravin
Its:	CEO

6

RIMINI STREET - SUITE 100 - 5,468 R.S.F.
SYCAMORE TERRACE
6801 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 10-042
FEBRUARY 27, 2012

EXHIBIT A FLOOR PLAN

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN
7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

(N) STOR
±7x11
(N) OFFICE
±10x13
(N) OFFICE
±10x13
(N) OFFICE
±10x13
(E) OFFICE
±10x13
(E) CONF
±13x19
(E) WK RM
±13x17
(E) OFFICE
±12x13
(E) OFFICE
±19x13
(E) OFFICE
±11x16
(E) OFFICE
±12x12
8x8
TYP
6x8
TYP
(E) OFFICE
±13x15
(E) OFFICE
±10x12
(E) OFFICE
±10x12
(E) OFFICE
±10x12
(E) OFFICE
±10x12
(E) OFFICE
±10x12
(E) CONF
±12x22
(E) OFFICE
±10x12
(E) OFFICE
±10x20

NOTES

1. REPLACE (E) CABINETRY AND DISHWASHER W/ NEW BLDG STD
2. REPLACE BI-FOLD CLOSET DOORS WITH NEW TO MATCH BLDG STD DOORS
3. REPLACE EXISTING VCT
4. REMOVE THIS DOOR AND INFILL WITH NEW WALL
5. REMOVE THESE DOORS AND WALL AND REPLACE WITH NEW SINGLE DOOR & FLUSH WALLS
6. NEW CEILING TILES, CARPET, BASE AND PAINT THROUGHOUT (3 PAINT COLORS)
7. NEW DROP DOWN ELEC PROJECTION SCREEN
8. REMOVE (E) BUILT-IN RECEPTIONIST DESK

RIMINI STREET - SUITE 100 - 5,468 R.S.F.
SYCAMORE TERRACE
6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 10-042
FEBRUARY 27, 2012

EXHIBIT B SPACE PLAN

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN
7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

SIXTH AMENDMENT TO OFFICE BUILDING LEASE

This SIXTH AMENDMENT TO OFFICE BUILDING LEASE (“Amendment”) is made and entered into as of September 16, 2013, by and between WEST STATE CO, LP, a California limited partnership as predecessor-in-interest to PARK LAKE APARTMENTS, L.P., a California limited partnership (“Landlord”) and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

RECITALS:

A. WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated as of September 1, 2006 (“Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Suite 246, consisting of approximately 1,794 rentable square feet and located on the second floor (“Original Premises”) of the building located at 6601 Koll Center Parkway, Pleasanton, California (“Building”);

B. WHEREAS, the Original Lease was amended by that certain First Amendment to Office Building Lease dated as of October 16, 2007 (“First Amendment”) pursuant to which, among other things, Landlord leased to Tenant, Suite 350, consisting of approximately 5,766 rentable square feet and located on the third floor (“Replacement Premises”) of the Building, in lieu of the Original Premises;

C. WHEREAS, the Original Lease was further amended by that certain Second Amendment to Office Building Lease dated as of May 4, 2009 (“Second Amendment”, together with the First Amendment and Original Lease, as amended, is referred to herein as the “Lease”) pursuant to which, among other things: (i) the Renewal Term was extended by the Second Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 6,337 rentable square feet of space on the third floor of the Building (“Expansion Premises”, together with the Replacement Premises is referred to herein as the “Existing Premises”) as of the Second Renewal Term Commencement Date;

D. WHEREAS, the Original Lease was further amended by that certain Third Amendment to Office Building Lease dated as of October 12, 2009, whereby, among other things: (i) the Renewal Term was extended by the Third Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 10,852 rentable square feet of space adjacent to the Existing Premises of the Building (“Second Expansion Premises”) as of the Third Renewal Term Commencement Date.

E. WHEREAS, the Original Lease was further amended by that certain Fourth Amendment to Office Building Lease dated as of January 18, 2011, whereby, among other things: (i) the Third Renewal Term Commencement Date was amended to reflect the actual Commencement Date of the Third Amendment and: (ii) the Base Rent Tables in the Third Amendment were amended to reflect actual dates as well as corrections of scriveners errors in the Third Amendment.

F. WHEREAS, the Original Lease was further amended by that certain Fifth Amendment to Office Building Lease dated as of April 19, 2012, whereby, among other things: (i)

Tenant Leased the “Third Expansion Premises”, also known as “Suite 100” (ii) Tenant extended their Lease term in the Existing Premises and Second Expansion Premises (the Fourth Renewal Term).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are incorporated herein by this reference.

2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3. Effective Date. The effective date of this Amendment shall be upon the mutual execution and delivery of this Amendment by Landlord and Tenant (“Effective Date”).

4. Extension of Fourth Renewal Term. Pursuant to the Fifth Amendment, the Fourth Renewal Term expires on June 30, 2017. As of the Effective Date, the term of the Lease for the Existing Premises, the Second Expansion Premises (from hereafter known as “Suite 300 Premises”) and the Third Expansion Premises (from hereafter known as “Suite 100 Premises”) shall be for sixty-seven (67) months (“Fifth Renewal Term”), commencing on December 1, 2013 (“Fifth Renewal Term Commencement Date”) and expiring on June 30, 2019.

5. Fourth Expansion Premises.

(a) In consideration of the rents, terms, provisions and covenants of this Amendment and the Lease, Landlord hereby leases unto Tenant and Tenant hereby rents and accepts from Landlord the “Fourth Expansion Premises” which is comprised of four second floor suites in the building: Suites 245, 248, 240, and 246.

(i) Suites 245 and 248 will be combined to create the new Suite 200 Premises (from hereafter known as “Suite 200 Premises”) and consists of approximately 7,180 rentable square feet. The Suite 200 Premises is more particularly described on Exhibit A attached hereto. As of the Effective Date, the term of the Lease for the Suite 200 Premises shall be for sixty-seven (67) months (“Fourth Expansion Premises Term”) commencing on December 1, 2013 (“Fourth Expansion Premises Commencement Date”) and expiring on June 30, 2019.

(ii) Suite 246 (from hereafter known as “Suite 246 Premises”) is comprised of 1,794 rentable square feet and is more particularly described on Exhibit A attached hereto. As of the Effective Date, the term of the Lease for the Suite 246 Premises shall be for sixty-seven (67) months commencing on December 1, 2013 and expiring on June 30, 2019.

(iii) Suite 240 (from hereafter known as “Suite 240 Premises”) is comprised of 2,107 rentable square feet and is more particularly described on Exhibit A attached hereto. As of the Effective Date, the term of the Lease for the Suite 240 Premises shall be for either (I) sixty-five (65) months commencing on February 1, 2014 and expiring on

June 30, 2019 or (II) fifty-three (53) months commencing on February 1, 2015 and expiring on June 30, 2019. In either event the term shall be defined as the “Fourth Expansion Premises Term - Suite 240 Premises” and the commencement date shall be defined as the “Fourth Expansion Premises Commencement Date - Suite 240 Premises”.

The Suite 240 Premises and the Suite 246 Premises will be combined at a to be determined date with the Suite 200 Premises and this plan is more particularly described on Exhibit A1 attached hereto and thereafter will be known as Suite 200.

(b) Tenant covenants, as a material part of the consideration for the Lease, as amended hereby, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Amendment is made upon the condition of such performance. On and after the Fifth Renewal Term Commencement Date, all of the terms and provisions of the Lease, as amended hereby, shall apply to the Suite 300 Premises, the Suite 100 Premises, the Suite 200 Premises, the Suite 246 Premises and the Suite 240 Premises. From and after the Fifth Renewal Term Commencement Date, each and every reference in the Lease and in this Amendment to “Premises” shall be and mean the Suite 300 Premises, the Suite 100 Premises the Suite 200 Premises the Suite 246 Premises and the Suite 240 Premises, collectively. The Premises consists of a total of approximately 39,504 rentable square feet.

6. Base Rent for the Suite 300 Premises, the Suite 100 Premises, the Suite 200 Premises, the Suite 246 Premises and the Suite 240 Premises:

(a) As of the Fifth Renewal Term Commencement Date, the monthly Base Rent for the Suite 300 Premises (approximately 22,955 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Existing Premises and the Second Expansion Premises
December 1, 2013 – December 31, 2013	$0.00	$0.00
January 1, 2014 – June 30, 2014	$2.05	$47,057.75
July 1, 2014 – June 30, 2015	$2.10	$48,205.50
July 1, 2015 – June 30, 2016	$2.15	$49,353.25
July 1, 2016 – June 30, 2017	$2.20	$50,501.00
July 1, 2017 – June 30, 2018	$2.30	$52,796.50
July 1, 2018 – June 30, 2019	$2.40	$55,092.00

(b) As of the Fifth Renewal Term Commencement Date, the monthly Base Rent for the Suite 100 Premises (approximately 5,468 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
December 1, 2013 – June 30, 2014	$1.276	$6,975.73
July 1, 2014 – June 30, 2015	$2.10	$11,482.80
July 1, 2015 – June 30, 2016	$2.15	$11,756.20
July 1, 2016 – June 30, 2017	$2.20	$12,029.60
July 1, 2017 – June 30, 2018	$2.30	$12,576.40
July 1, 2018 – June 30, 2019	$2.40	$13,123.20

(c) As of the Fifth Renewal Term Commencement Date, the monthly Base Rent for the Suite 200 Premises (approximately 7,180 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
December 1, 2013 – March 31, 2014	$0.00	$0.00
April 1, 2014 – June 30, 2014	$2.10	$15,078.00
July 1, 2014 – June 30, 2015	$2.15	$15,437.00
July 1, 2015 – June 30, 2016	$2.20	$15,796.00
July 1, 2016 – June 30, 2017	$2.25	$16,155.00
July 1, 2017 – June 30, 2018	$2.30	$16,514.00
July 1, 2018 – June 30, 2019	$2.35	$16,873.00

(d) As of the Fourth Expansion Premises Commencement Date, the monthly Base Rent for the Suite 246 Premises (approximately 1,794 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
December 1, 2013 – March 31, 2014	$0.00	$0.00
April 1, 2014 – June 30, 2014	$2.10	$3,767.40
July 1, 2014 – June 30, 2015	$2.15	$3,857.10
July 1, 2015 – June 30, 2016	$2.20	$3,946.80
July 1, 2016 – June 30, 2017	$2.25	$4,036.50
July 1, 2017 – June 30, 2018	$2.30	$4,126.20
July 1, 2018 – June 30, 2019	$2.35	$4,215.90

(e) As of the Fourth Expansion Premises Commencement Date-Suite 240 Premises, the monthly Base Rent for the Suite 240 Premises (approximately 2,107 rentable square feet) shall be as follows depending on that date the Landlord is able to deliver the Suite 240 Premises:

If (I) Lease Commencement Date is February 1, 2014:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
February 1, 2014 – March 31, 2014	$0.00	$0.00
April 1, 2014 – June 30, 2014	$0.80	$1,685.60
July 1, 2014 – June 30, 2015	$2.15	$4,530.05
July 1, 2015 – June 30, 2016	$2.20	$4,635.40
July 1, 2016 – June 30, 2017	$2.25	$4,740.75
July 1, 2017 – June 30, 2018	$2.30	$4,846.10
July 1, 2018 – June 30, 2019	$2.35	$4,951.45

In the event of Landlord delay in the Lease Commencement Date, the above rent schedule will be adjusted in the Commencement Date Memorandum to reflect an underlying effective rate on the entire lease term for the Suite 246 Premises equal to $2.11 Full Service. In no event will the Lease Expiration Date, June 30, 2019, be extended due to delay.

Or (II) Lease Commencement Date is February 1, 2015:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
February 1, 2015 – June 30, 2015	$2.15	$4,530.05
July 1, 2015 – June 30, 2016	$2.20	$4,635.40
July 1, 2016 – June 30, 2017	$2.25	$4,740.75
July 1, 2017 – June 30, 2018	$2.30	$4,846.10
July 1, 2018 – June 30, 2019	$2.35	$4,951.45

7. Tenant’s Percentage Share. As of the Fifth Renewal Term Commencement Date, Tenant’s Percentage Share shall be adjusted upwards to 53.74%, to take into account the leasing of the Suite 200 Premises and the Suite 246 Premises. At that date Tenant leases the Suite 240 Premises, Tenant’s Percentage Share shall be adjusted upwards to 56.77%.

8. Base Year. As of the Fifth Renewal Term Commencement Date, Tenant’s Base Year for the Suite 300 Premises and the Suite 100 Premises shall be adjusted to 2014.

Tenant’s Base Year for the Suite 200 Premises, the Suite 246 Premises, and the Suite 240 Premises shall be 2014.

9. Tenant Improvements: Suite 300 Premises. The Landlord will allow Tenant, at Tenant’s sole costs and expense, to create a new “Video Studio” by reconfiguring existing small break room and former IT room, attached hereto as Exhibit B1. Additionally, the Landlord will allow Tenant, at Tenant’s sole cost and expense, to reconfigure Tenant’s existing conference room into two separate conference rooms, attached hereto as Exhibit B2. Tenant Improvements shall be performed by licensed contractors selected by Tenant and approved by Landlord. Tenant’s contractors shall provide evidence of insurance required by Landlord. Landlord will provide Tenant an allowance of $8,000.00 to be applied to the costs of said work.

10. Tenant Improvements: Fourth Expansion Premises.

(a) Following the mutual execution and delivery of this Amendment and prior to the Fourth Expansion Premises Commencement Dates, Landlord shall construct and install certain improvements within the Fourth Expansion Premises which shall be constructed in accordance with the Space Plan prepared by Hopkins & Wall, dated August 27, 2013, attached hereto as Exhibit B3, to also include the following specifications and improvements:

(i) Removal and replacement of all existing acoustical ceiling tiles in the Fourth Expansion Premises using building standard 2’ x 4’ “Armstrong 2767 Second Look”.

(ii) Repair and/or replacement of existing levolor window blinds where necessary.

(iii) The Landlord will give Tenant an allowance equal to twenty dollars ($20.00) per square yard for Tenant’s carpet, base and pad.

(iv) The Landlord will provide building standard painted accent walls provided accent wall is fully painted.

Incremental costs for above standard improvements shall be paid for by Tenant, at Tenant’s election, in cash or amortized into the Base Rent on a straight-line basis over the paid months of the Fourth Expansion Premises Term. Above standard improvements include, but are not limited to, any Tenant desired carpet upgrade above building standard carpet, floor monuments for conference rooms, any changes in color of building standard electrical, data and switch cover plates and any recessed projection screens.

In the event of any Tenant’s Delay (as defined below), Tenant shall be responsible for all increased costs of construction incurred by Landlord as a result of such Tenant’s Delay.

(b) For the purposes herein, the term “Tenant’s Delay” shall mean any delay in the construction of Tenant Improvement in the Fourth Expansion Premises resulting from: (i) Tenant’s change(s) in the Space Plan(s) or specifications and additional improvements other than those of Exhibit B3 provided that Tenant shall not make changes without the prior written consent of Landlord, which consent shall not be unreasonably withheld unless such change either incorporates items which are not Building Standard Improvements; or (ii) Tenant’s request for materials, finishes or installations which require a longer time than Building standard improvements to obtain, install or complete; or (iii) Tenant’s failure to comply with Landlord’s contractor’s or subcontractor’s schedule; or (iv) an Event of Default by Tenant under the Lease or the existence of any event or condition which, with the passage of time or the giving of notice or both would constitute such an Event of Default; or (v) delays caused by Tenant in construction; or (vi) any work performed in, on or about the Fourth Expansion Premises by Tenant or any Tenant Parties concurrently with the performance by Landlord of the Fourth Expansion Premises Tenant Improvement causes delay of Landlord’s contractor’s or subcontractor’s schedule. Tenant acknowledges that the length and/or impact of any “Tenant’s Delay” may exceed the duration or scope of such event due to the necessity of rescheduling work or other causes.

(c) Tenant shall have early access to the Fourth Expansion Premises, with all accessing parties having appropriate insurance in place with Property Management, two (2) weeks prior to the Fourth Expansion Premises Commencement Date (or Fourth Expansion Premises Commencement Date-Suite 240 Premises) for the purpose of installing furniture, fixtures and voice and data systems, provided it does not interfere with Landlord’s ability to complete the Tenant Improvements.

11. Delivery of Premises. If the Landlord shall be unable to give possession of the Premises, exclusively the Suite 200 Premises and the Suite 246 Premises, on the Fourth Expansion Premises Commencement Date by reason of (i) the Landlord work is not substantially complete, (ii) the holding over or retention of possession of any tenant, tenants or occupants, or (iii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the Base Rent to be paid herein shall not commence until the Premises (exclusively the Suite 200 Premises and the Suite 246 Premises) are made available to Tenant by Landlord, and no such failure to give possession on the Fourth Expansion Premises Commencement Date shall affect the validity of this Sixth Amendment to Office Building Lease or the obligations of the Tenant hereunder. The Base Rents due hereunder will be adjusted at the time that any or all of the Fourth Expansion Premises are delivered to Tenant substantially complete to reflect the same underlying effective rent of the rent structure specific to each suite with the lease expiration dates to remain unchanged.

Notwithstanding the foregoing, if the Fourth Expansion Premises Commencement Date for the Suite 200 Premises together with the Suite 246 Premises has not occurred within ninety (90) days after the Fourth Expansion Premises Commencement Date, the Tenant, by written notice to the Landlord given within ten (10) days after the expiration of such ninety (90) day period, may terminate the Sixth Amendment to Office Building Lease without any liability to the Landlord.

Separately, if the Fourth Expansion Premises Commencement Date-Suite 240 Premises has not occurred within ninety (90) days after the Fourth Expansion Premises Commencement Date-Suite 240 Premises, the Tenant, by written notice to the Landlord given within ten (10) days after the expiration of such ninety (90) day period, may terminate the terms of lease for the Suite 240 Premises in the Sixth Amendment to Office Building Lease for the Suite 240 Premises not delivered in said time frame without any liability to the Landlord.

If Landlord’s failure to complete Tenant’s improvements within ninety (90) days after the Fourth Expansion Premises Commencement Date and/or Fourth Expansion Premises Commencement Date-Suite 240 Premises is result of Tenant Delay, Tenant shall not have the option to terminate the Sixth Amendment to Office Building Lease or the terms of lease for the Suite 240 Premises in the Sixth Amendment to Office Building Lease.

12. Tenant Refurbishment Allowance: This paragraph will replace paragraph 9. (b) in the Fifth (5th) Amendment:

Tenant shall have a credit of $20,000.00 with the Landlord for paint or other needed minor repair or touch-up. Tenant shall be allowed to perform any needed work with prior written consent of the Landlord. The Landlord will pay all invoices upon receipt from the Tenant up to $20,000.00 after which amount said costs shall be at the Tenant’s sole cost and expense. Said $20,000.00 allowance may only be used in improving any of Tenant’s Premises and shall expire, if unused, July 1, 2018.

13. HVAC Upper Limit Control: Landlord will install upper limit controls in the HVAC system which will automatically activate cooling during non-standard business hours if the ambient temperature in Tenant’s Premises reaches approximately 85° Fahrenheit. The system will maintain ambient temperatures in the Premises not to exceed approximately 85° Fahrenheit.

14. Parapet Signage: Tenant shall also have the right to one (1), additional parapet sign on the Building exterior in a location mutually agreeable to Landlord and Tenant, on the east side of the Building facing Valley Avenue, subject to the approval of the City of Pleasanton. Landlord and Tenant will comply with all governmental regulations and will be subject to any Project CC&R’s in connection with the parapet signage right described herein. Parapet signage fabrication, installation, maintenance, repair and removal, as well as Building exterior restoration, shall be at Tenant’s sole expense.

15. In-Premises Janitorial Service: The Landlord shall allow Tenant to use their own janitorial service within their suites. The Landlord will agree to give Tenant a rent credit equal to $0.06 per useable square foot per month. Said credit will be issued in arrears on a monthly basis.

16. Right of First Offer: The Right of First Offer provided for in Section 11 of the Third Amendment to Office Building Lease is amended to also include vacant spaces on the first (1st) floor of the Building.

17. Sixth Renewal Term.

(a) Subject to the terms of this Section 16, Tenant shall have one (1) option (“Sixth Renewal Option”) to extend the Fifth Renewal Term of any or all of the Suite 300 Premises, Suite 100 Premises and the Fourth Expansion Premises for a consecutive period of sixty (60) months beyond the expiration of the Fifth Renewal Term (“Sixth Renewal Term”). The Sixth Renewal Term is personal to Tenant and may not be exercised by any sublessee or assignee of Tenant. The Sixth Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not more than three hundred sixty five (365) days and not less than two hundred and seventy (270) days prior to the expiration of the Fifth Renewal Term. Any such Election Notice given by Tenant to Landlord shall be irrevocable. The Sixth Renewal Option and Tenant’s delivery of an Election Notice shall be voidable and of no force or effect at the election of Landlord, exercised in Landlord’s sole and absolute discretion, if (i) an Event of Default is occurring under the Lease, as amended hereby, either at the time Tenant exercises the Sixth Renewal Option or as of the commencement of the Sixth Renewal Term, or (ii) there is an event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Lease, as amended hereby, either at the time of Tenant’s delivery of the Election Notice or at any time from the date of delivery of such Election Notice through the time of commencement of the Sixth Renewal Term or (iii) if there has been any materially adverse change in the financial condition of the Tenant, as of the commencement of the Sixth Renewal Term. If Tenant fails to exercise the Sixth Renewal Option in a timely manner, as provided for above, then the Sixth Renewal Option shall be void and of no force and effect. The validly exercised Sixth Renewal Term shall be upon the same terms and conditions as the Lease, as amended, except that: (x) the annual Base Rent during the Sixth Renewal Term shall be equal to the Fair Market Rent (as defined in the Second Amendment) as of the commencement of the Sixth Renewal Term; and (y) Tenant shall have no further renewal options pursuant to this Section 16 or any provision of the Lease.

(b) No later than thirty (30) days prior to the commencement of the Sixth Renewal Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the monthly Base Rent due for the last month of the Sixth Renewal Term. Upon the commencement of the Sixth Renewal Term, the term “Security Deposit” shall automatically include such additional Security Deposit and such additional Security Deposit shall be held pursuant to the terms of Article 5 of the Lease.

18. Security Deposit. Pursuant to the Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment Tenant has deposited a total of Sixty-One Thousand, Eight Hundred and Forty-One and 63/100 Dollars ($61,841.63). Upon execution of the Sixth Amendment to Office Building Lease, Tenant shall deposit with Landlord the additional sum of Twenty-Six Thousand and Forty and 35/100 ($26,040.35) an amount equal to the last months’ rent of the Fourth Expansion Premises. The new sum, together with the original Security Deposit, shall be considered the “Security Deposit” and shall be subject to Article 5 of the Original Lease.

19. Express Changes Only. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

20. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent, other than Colliers International, acting in its dual capacity on behalf of Landlord and Tenant. Landlord shall pay Colliers International pursuant to a separate written agreement. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

21. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Amendment shall be binding on the parties hereto.

22. Entire Agreement. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

LANDLORD:

WEST STATE CO, L.P., a California limited partnership

By:	/s/ Carl Zocchi
Name:	Carl Zocchi
Its:	General Partner

TENANT:

RIMINI STREET, INC., a Nevada corporation

By:	/s/ Thomas Shay
Name:	Thomas Shay
Its:	SVP and CIO

Exhibit A

Exhibit A1

Exhibit B1

(attached)

INSTALL 1-1/2" DIA STEEL PIPE 6" BELOW THE CEILING AT (4) EQUA-DISTANCE LOCATIONS THE FULL WIDTH OF THE ROOM.
INSULATE ALL THE WALLS AND CEILING ABOVE
INSTALL A SOUND BOOT ON THE HVAC VENTS
REMOVE THE 24/ 7 HVAC VENTS AND INSTALL BLDG STANDARD
INSTALL NEW CARPET TO MATCH EXISTING
CONNECT THIS OUTLET TO A DIMMER SWITCH
INSTALL A BLACK CURTAIN ON CEILING MOUNTED TRACK THE FULL WIDTH OF THE ROOM TO COVER THE EXISTING ELEC EQUIPMENT
PAINT THIS WALL VIDEO BACKGROUND GREEN INCLUDING THE BASE. ALL OTHER WALLS TO BE PAINTED STUDIO WHITE.
INSTALL (2) BLDG STANDARD LIGHT FIXTURES
INSTALL AN "ON AIR" WALL SCONCE AT THIS LOCATION
THIS DOOR TO BE 7'-0" H
10'-10"
15'-5"
+96

RIMINI STREET
PRELIMINARY SPACE PLAN - PARTIAL 3RD FLOOR

6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 13-056
7-18-13

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN
7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

D/W
REMOVE EXISTING MILLWORK AND SINK.
REMOVE THESE WALLS
REMOVE THIS DOOR.

RIMINI STREET
PRELIMINARY DEMO PLAN - PARTIAL 3RD FLOOR

6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 13-056
7-18-13

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN

7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

Exhibit B2

(attached)

INSTALL A NEW HERCULITE GLASS DOOR
INSTALL PREVIOUSLY REMOVED GLASS PANELS WHERE POSSIBLE AND INFILL THE REMAINING WITH NEW GLASS TO FIT
EXISTING CONFERENCE ROOM
NEW CONFERENCE ROOM
REMOVE EXISTING GLASS AND INSTALL A NEW INUSULATED GYP BD WALL. (SET ASIDE THE GLASS FOR REINSTALLATION)

RIMINI STREET - NEW CONFRERENCE ROOM

PRELIMINARY SPACE PLAN - PARTIAL 3RD FLOOR

6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 13-056
8-20-13

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN

7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

Exhibit B3

(attached)

PHASE III
PHASE II
PHASE III
PHASE II
OFF ±13x15
OFF ±13x16
OFF ±10x16
OFF ±10x16
OFF ±11x16
OFF ±10x16
SERV
OFF ±12x12
OFF ±12x14
OFF ±12x14
RECEPT ±12x16
STOR ±7x14
OPEN OFF ±28x51
OFF ±12x12
OFF ±15x15
±13x16
OFF ±10x12
OFF ±11x14
OFF ±10x16
STOR
STOR ±11x13
OFF ±11x12
OFF ±11x12
OFF ±11x12
OFF ±13x16
OFF ±11x12
OFF ±11x17

RIMINI STREET REMODEL

Hopkins & Wall

ISSUE RECORD | DATE | BY

FOR REFERENCE ONLY

REF CEILING & POWER SIGNAL PLAN

A-101

PHASE III
PHASE II
PHASE III
PHASE II
CONF ±14x20
OFF ±10x16
OFF ±10x15
OFF ±10x16
CONF ±15x16
OFF ±10x16
OFF ±11x16
OFF ±10x16
SERV ±9x14
OFF ±12x12
OFF ±12x14
OFF ±12x14
RECEPT ±12x18
STOR ±7x14
OFF ±15x16
OPEN OFF ±26x51
CONF ±13x17
BREAK ±13x18
OFF ±12x12
CONF ±13x16
CONF ±10x14
OFF ±10x14
OFF ±11x14
CONF ±16x22
OFF ±10x16
OFF ±11x12
STOR ±9x13
OFF ±11x12
STOR ±11x13
OFF ±11x12
OFF ±13x16
OFF ±11x12
OFF ±11x17

RIMINI STREET
REMODEL

Hopkins & Wall

ISSUE RECORD	DATE	BY

FOR
REFERENCE
ONLY

DEMO &
FLOOR PLAN

A-101